                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         PARAGON HEALTH NETWORK, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

--------------------------------------------------------------------------------

                          PARAGON HEALTH NETWORK, INC.


                          NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                                  MEETING DATE
                               FEBRUARY 19, 1998


                            YOUR VOTE IS IMPORTANT!
             PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND
          PROMPTLY RETURN IT TO THE COMPANY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------

                          PARAGON HEALTH NETWORK, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 19, 1997

  The annual meeting of stockholders of Paragon Health Network, Inc., a Delaware corporation (the "Company"), will be held on Thursday, February 19, 1998, at 10:00 a.m., Atlanta time, at the Crowne Plaza-Ravinia, 4355 Ashford-Dunwoody Road, N.E., Atlanta, Georgia 30346, or at such time or place or both as any of the executive officers of the Company shall determine (the "Annual Meeting") for the following purposes:

    1. To elect 11 directors;

    2. To consider approval of the Paragon Health Network, Inc. Incentive Compensation Plan;

    3. To consider approval of the Paragon Health Network, Inc. 1997 Long-Term Incentive Plan;

    4. To consider approval of the Paragon Health Network, Inc. Employee Stock Purchase Plan; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The record date for voting at the meeting is December 18, 1997. Only holders of record of common stock at the close of business on the record date shall be entitled to notice of and to vote at the Annual Meeting.

  Please, sign, date and return your proxy in the enclosed envelope so that your shares may be voted at the meeting. If the shares stand in more than one name, all holders of record should sign.

                                        By Order of the Board of Directors,

                                        /s/ Keith B. Pitts
                                        ---------------------------------------
                                        Keith B. Pitts
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                                        /s/ Susan Thomas Whittle
                                        ---------------------------------------
                                        Susan Thomas Whittle
                                        Senior Vice President, General Counsel
                                        and Secretary

January 21, 1998

                         PARAGON HEALTH NETWORK, INC.

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation on behalf of the Board of Directors of Paragon Health Network, Inc., a Delaware corporation ("Paragon" or the "Company"), of proxies for use at the annual meeting of stockholders of the Company, to be held at the Crowne Plaza-Ravinia, 4355 Ashford-Dunwoody Road, N.E., Atlanta, Georgia 30346, on Thursday, February 19, 1998, at 10:00 a.m., Atlanta time, and at any adjournment thereof (the "Annual Meeting"). It is anticipated that the mailing to stockholders of definitive copies of this Proxy Statement and the enclosed proxy will commence on or about January 21, 1998. The mailing address of the principal executive offices of the Company is One Ravinia Drive, Suite 1500, Atlanta, Georgia, 30346.

                            SHARES ENTITLED TO VOTE

  Each valid proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted with respect to all shares represented by it and will be voted in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted FOR the election of the director nominees listed in this Proxy Statement, FOR the proposed approval of the Paragon Health Network, Inc. Incentive Compensation Plan (the "Annual Incentive Plan"), FOR the approval of the Paragon Health Network, Inc. 1997 Long-Term Incentive Plan (the "Long-Term Incentive Plan"), FOR the approval of the Paragon Health Network, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and in accordance with the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting. The submission of a signed proxy will not affect a stockholder's right to attend, and to vote in person at, the Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company, executing a proxy bearing a later date or attending and voting in person at the Annual Meeting.

  Only stockholders of record as of the close of business on December 18, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 40,900,861 shares (as adjusted to reflect a three-for-one stock split which took effect on December 29, 1997 (the "Stock Split")) of the Company's common stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote and 199,174 shares of Common Stock issuable upon the exchange of certificates for common stock of certain acquired corporations, which shares are not entitled to vote until converted. Each share of Common Stock is entitled to one vote on all matters presented for stockholder vote.

  According to the Amended and Restated Bylaws of the Company (the "Bylaws"), the holders of a majority of shares of common stock issued and outstanding and entitled to vote must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. Failure to obtain a quorum at the Annual Meeting will necessitate an adjournment and will subject the Company to additional expense. When a quorum is present at the Annual Meeting, the Bylaws provide that the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will decide the corporate action taken unless a different vote is required by Delaware law, the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") or the Bylaws.

  Stockholder approval of the Annual Incentive Plan and Long-Term Incentive Plan is being sought in order to qualify certain executive compensation payable under such plans for favorable tax treatment under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Stockholder approval of the Long-Term Incentive Plan is also being sought in order to enable certain option grants made or proposed to be made under such plan to qualify as incentive stock options under Section 422 of the Code. Finally, stockholder approval of the Employee Stock Purchase Plan is being sought in order to qualify such plan as an employee stock purchase plan under Section 423 of the Code. Approval of the Annual Incentive Plan, Long-Term Incentive Plan and the Employee Stock Purchase Plan for the purposes described above requires the vote of a majority of the shares represented at the Annual Meeting and entitled to vote. The election of the director nominees requires a plurality of the votes cast at the Annual Meeting.

  All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. An inspector of elections will be appointed to determine, among other things, the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the results. As mentioned above, directors will be elected by a plurality of the votes cast by stockholders at the Annual Meeting. The inspector of elections will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote, including the approval of the Annual Incentive Plan, the Long-Term Incentive Plan and the Employee Stock Purchase Plan. Consequently, abstentions will effectively act as votes against the Annual Incentive Plan, the Long-Term Incentive Plan and the Employee Stock Purchase Plan. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Thus, abstentions will not affect the outcome of the election of directors.

  The inspector of elections will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. If unvoted by the beneficial owner, brokers will have the discretionary power to vote shares as to which no instructions have been received on those proposals for which discretionary voting is permitted by the New York Stock Exchange. Shares as to which brokers have not exercised this discretionary authority are not counted for purposes of determining whether a proposal has been approved. As a result, broker non-votes will have no effect on any matter presented for approval.

                       PROPOSAL 1--ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of 11 members. The current terms of all existing directors expire upon the election and qualification of the directors to be selected at this Annual Meeting. The Board of Directors has nominated the individuals indicated below for election to the Board of Directors at the Annual Meeting, each to serve for a one-year term to expire at the 1999 Annual Meeting. Pursuant to the terms of a certain Stockholders Agreement dated November 4, 1997 (the "Stockholders Agreement") entered into between Apollo Management, L.P. ("Apollo"), certain other purchasers of the Company's Common Stock (together with Apollo, the "Apollo Investors") and the Company, the Apollo Investors (who as of December 30, 1997 owned approximately 43.5% of the issued and outstanding Common Stock of the Company) have agreed to vote their shares of Common Stock of the Company so that the Board of Directors of the Company will consist of 11 members, of whom six members will be designees of Apollo and of whom five members will be nominated by the Nominating Committee of the Company's Board of Directors. The Stockholders Agreement was entered into on November 4, 1997 in connection with the formation of the Company through the recapitalization by merger (the "Recapitalization Merger") of Living Centers of America, Inc. ("LCA"), in which LCA was renamed "Paragon Health Network, Inc.," and the subsequent acquisition by the Company by merger (the "GranCare Merger") of GranCare, Inc. The Recapitalization Merger and the GranCare Merger are referred to collectively herein as the "Mergers." Of the five members nominated by the Nominating Committee, three are to be designees of GranCare, one is to be a designee of LCA and one is to be the Company's Chief Executive Officer. See "Certain Related Transactions and Agreements--Stockholders Agreement."

  The nominees have consented to being named herein and to serve if elected. If any of them should become unavailable for election prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees designated by Apollo or the Nominating Committee of the Board of Directors, as the case may be, depending on whether the nominee in question was originally designated by Apollo or the Nominating Committee of the Board of Directors. Stockholders may withhold their votes from the entire slate of nominees by so indicating in the space provided on the enclosed proxy card. Stockholders may withhold their votes from any particular nominee by striking through that nominee's name on the enclosed proxy card.

  The following sets forth information concerning each of the nominees for election to the Board of Directors, including his name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.

NOMINEES

  Keith B. Pitts, age 40, was appointed Chairman of the Board, President, Chief Executive Officer and a Director of the Company on November 4, 1997. Prior to this, Mr. Pitts served as a consultant to Apollo in connection with the Mergers since August 1997. From February 1997 to August 1997 Mr. Pitts was a consultant to Tenet Healthcare Corp. ("Tenet"). Mr. Pitts served as the Executive Vice President and Chief Financial Officer of OrNda HealthCorp, a healthcare service provider in the United States, from August 1992 until its merger with Tenet in January 1997. Prior to joining OrNda HealthCorp, from July 1991 to August 1992, Mr. Pitts was a partner in Ernst & Young LLP's Southeast Region Health Care Consulting Group, and from January 1988 to July 1991 he was a partner and Regional Director in Ernst & Young LLP's Western Region Health Care Consulting Group. Mr. Pitts is a director of Sunburst Hospitality Corporation, a corporation engaged in the hotel business.

  Donald C. Beaver, age 57, has served as a director of the Company since November 4, 1997. Mr. Beaver served on the Board of Directors of LCA from July 31, 1995 and as Vice Chairman of LCA from August 1995 to November 4, 1997. Prior to August 1995, Mr. Beaver served as Chairman, Chief Executive Officer, President and Treasurer of The Brian Center Corporation and served in such capacity since founding the corporation in 1972. Mr. Beaver serves as LCA's designee to the Company's Board of Directors.

  Laurence M. Berg, age 31, has served as a director of the Company since November 4, 1997. Mr. Berg has been associated since 1992 and a principal since 1995 with Apollo Advisors, L.P., which, together with an affiliate, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and with Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments. Mr. Berg is a director of Continental Graphics Holdings, Inc. and CWT Specialty Stores, Inc. Mr. Berg serves as one of Apollo's designees on the Company's Board of Directors.

  Gene E. Burleson, age 57, has served as a director of the Company since November 4, 1997. Mr. Burleson served as the Chairman of the Board of GranCare and its predecessor, GranCare, Inc., a California corporation ("GranCare-California") from 1988 to November 4, 1997. Additionally, Mr. Burleson served as President and Chief Executive Officer of GranCare-California from December 1990 to February 1997. Upon completion of the merger between GranCare-California and Vitalink Pharmacy Services, Inc. in February 1997, Mr. Burleson became Chief Executive Officer and a director of Vitalink. Mr. Burleson resigned as the Chief Executive Officer and a director of Vitalink in August 1997. Mr. Burleson currently serves on the boards of directors of three other public companies: Alternative Living Services, Inc. ("ALS"), a developer and manager of assisted living facilities; Decker Outdoor Corp., a footwear manufacturer; and Walnut Financial Services, Inc., a provider of small business financial and consulting services. Mr. Burleson serves as one of GranCare's designees on the Company's Board of Directors.

  Peter P. Copses, age 39, has served as a director of the Company since November 4, 1997. Mr. Copses has been a principal since 1990 of Apollo Advisors, L.P., which, together with an affiliate, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments. Mr. Copses is a director of Dominicks Finer Foods, Inc., Family Restaurants, Inc., Food 4 Less Holdings, Inc. and Zale Corporation. Mr. Copses serves as one of Apollo's designees on the Company's Board of Directors.

  Jay M. Gellert, age 43, became a director of the Company on November 19, 1997. Mr. Gellert is currently President and Chief Operating Officer of Foundation Health Systems, Inc., a company engaged in the healthcare business. Prior to this, Mr. Gellert served as Vice President of Shattuck Hammond Partners Inc., where he directed strategic advisory engagements in the area of integrated delivery systems development, managed care network formation and physician groups practice integration from 1994 to 1996. From 1991 through 1994, Mr. Gellert was an independent consultant in the healthcare industry and from 1988 through 1991, he served as Chief Executive Officer of Bay Pacific Corporation, an HMO located in Northern California. From 1985 through 1988, Mr. Gellert was a Senior Vice President and Chief Operating Officer for the California Healthcare System. Mr. Gellert is one of Apollo's designees to the Company's Board of Directors.

  Joel S. Kanter, age 41, has served as a director of the Company since November 4, 1997. From 1986 to the present, Mr. Kanter has been the President of Windy City, Inc., a private investment company, and from 1988 to February 1995, he served as a consultant to Walnut Capital Corporation, a closely held investment management and advisory firm. From February 1995 to the present, Mr. Kanter has served as the Chief Executive Officer of Walnut Financial Services, Inc., a provider of small business financial and consulting services, including venture capital and other financing. Mr. Kanter also serves on the boards of directors of four other publicly held companies: I-Flow Corporation, a home infusion pump manufacturer; Encore Medical Corporation, a manufacturer of implant devices; Greystone Medical Group, Inc., a manufacturer of orthotic and wound care products; and Walnut Financial Services, Inc. Mr. Kanter serves as one of GranCare's designees on the Company's Board of Directors.

  John H. Kissick, age 56, has served as a director of the Company since November 4, 1997. Mr. Kissick has been a principal since 1992 of Apollo Advisors, L.P., which, together with an affiliate, acts as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and of Lion Advisors, L.P., which acts as financial advisor to and representative for certain institutional investors with respect to securities investments. From 1990 to 1991, Mr. Kissick was a consultant with Kissick & Associates, a private investment advisory firm. Mr. Kissick serves as a director of Continental Graphics Holdings, Inc., Converse, Inc., Florsheim Group, Inc. and Food 4 Less Holdings, Inc. Mr. Kissick serves as one of Apollo's designees on the Company's Board of Directors.

  Baltej S. Maini, M.D., age 50, became a director of the Company on November 19, 1997. Dr. Maini is currently President and Chief Executive Officer of the Fallon Clinic, Inc., a multi-specialty group practice (the "Fallon Clinic") and has served in such capacity since October 1996. Dr. Maini is also currently Chairman of the Department of Surgery and a vascular surgeon at the Fallon Clinic and has served in such capacity since 1988 and 1978, respectively. Dr. Maini has also been President of the Fallon Foundation, a charitable foundation, since October 1996. Dr. Maini holds a variety of clinical and academic positions with the University of Massachusetts Medical Center, including Associate Professor of Surgery. Dr. Maini also serves as a director of the Fallon Community Health Plan. Dr. Maini is one of Apollo's designees to the Company's Board of Directors.

  William G. Petty, Jr., age 52, has served as a director of the Company since November 4, 1997. Mr. Petty served as a director of GranCare since July 1995 by virtue of GranCare's merger with Evergreen Healthcare, Inc. ("Evergreen"). Since July 1996, Mr. Petty has been a principal of Beecken, Petty & Company LLC, which is the general partner of Healthcare Equity Partners, a venture capital partnership. Mr. Petty served as Chairman of the Board of Directors, President and Chief Executive Officer of Evergreen from June 30, 1993 to July 1995. He served as Chairman of the Board, Chief Executive Officer and President of National Heritage, Inc. from October 1992 to June 1993. From 1988 to 1992, he served as President and Chief Executive Officer of Evergreen Healthcare Ltd., L.P., an affiliate of Evergreen, and has been a Managing Director of Omega Capital, Ltd., a private healthcare investment fund, since 1986. Mr. Petty has been the Chairman of the Board of ALS since 1993. Mr. Petty also served as the Chief Executive Officer of ALS from 1993 until February 1996. Mr. Petty serves as one of GranCare's designees on the Company's Board of Directors.

  Robert L. Rosen, age 51, has served as a director of the Company since November 4, 1997. Mr. Rosen is Managing General Partner of RLR Partners, L.P., a private investment partnership founded in April 1987. Since 1987, Mr. Rosen has been a director of the Municipal Advantage Fund, Inc., Municipal Partners Fund, Inc., Municipal Partners Fund II, Inc., Culligan Water Technologies, Inc., Samsonite Corporation, AFP Imaging Corporation and WMC Mortgage Corp. Mr. Rosen serves as one of Apollo's designees on the Company's Board of Directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE
                    ELECTION OF THE NOMINEES LISTED ABOVE.

COMPENSATION OF OUTSIDE DIRECTORS

  Upon their election to the Board of Directors, non-employee directors receive options to purchase 15,000 shares of Common Stock (as adjusted to reflect the Stock Split). In addition, on the date of each subsequent annual meeting of stockholders, directors who were not initially elected to the Board of Directors during the previous six months will receive options to purchase 6,000 shares of Common Stock (as adjusted to reflect the Stock Split). The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant, and the options vest in 25% annual increments beginning on the first anniversary of the date of grant. Accordingly, Messrs. Beaver, Berg, Burleson, Copses, Kanter, Kissick, Petty and Rosen were each granted options to purchase 15,000 shares of Common Stock at an exercise price of $16.35 per share (as adjusted to reflect the Stock Split) on November 4, 1997, and Mr. Gellert and Dr. Maini were each granted options to purchase 15,000 shares of Common Stock at an exercise price of $16.42 per share (as adjusted to reflect the Stock Split) on November 19, 1997.

  In addition to the option grants described above, each non-employee director receives an annual retainer of $25,000, one-half of which is paid in Common Stock at the beginning of the calendar year based on the closing price of the Common Stock on the grant date and the other half of which is paid in cash in four quarterly installments. Committee chairmen receive an additional $5,000 per calendar year payable in Common Stock at the time they receive the Common Stock component of their annual retainer. Non-employee directors also receive $1,500 per board meeting attended, $1,000 per committee meeting attended and $500 for each telephonic meeting in which they participate.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

  The Board of Directors of the Company and each of its committees were reconstituted following the Mergers. Prior to the Mergers, LCA had an Audit Committee (the "LCA Audit Committee"), a Quality Committee (the "LCA Quality Committee"), a Compensation Committee (the "LCA Compensation Committee") and a Stock Option Committee (the "LCA Stock Option Committee"). LCA did not have a Nominating Committee. The Board of Directors of LCA held 10 meetings during the 1997 fiscal year. The Company's current Board of Directors has an Audit, Compliance and Ethics Committee (the "Audit Committee"), a Quality Committee (the "Quality Committee"), a Compensation Committee (the "Compensation Committee") and a Nominating Committee (the "Nominating Committee"). With the exception of the Nominating Committee, all current committees are composed entirely of non-employee directors. The only incumbent director that served on the LCA Board of Directors (the "LCA Board") is Donald C. Beaver. Mr. Beaver attended more than 75% of the aggregate of all meetings of the LCA Board and all committees on which he served.

  The Audit Committee makes recommendations to the Board of Directors as to the engagement or discharge of the independent public accountants, reviews the Company's financial plan and budget, reviews the results of the auditing engagement with the Company's independent public accountants, reviews the scope and results of the Company's internal auditing procedures, reviews the adequacy of the Company's system of internal accounting controls and directs and supervises investigations into matters within the scope of its duties. In addition, the Audit Committee is responsible for supervising the Company's ongoing corporate compliance program, including the implementation of an expanded corporate compliance program consolidating the corporate compliance programs and initiatives of LCA and GranCare. The Audit Committee is composed of Messrs. Rosen (Chairman), Gellert, Kanter and Petty. The LCA Audit Committee held two meetings during the 1997 fiscal year.

  The Quality Committee is a committee that assists the Board of Directors in fulfilling its supervisory responsibilities with regard to the Company's ongoing efforts to improve its management systems, communications, service delivery practices, and the achievement of certain quality service benchmarks. The Quality Committee is composed of Dr. Maini (Chairman) and Messrs. Beaver, Berg and Burleson. The LCA Quality Committee held no meetings during the 1997 fiscal year.

  The Compensation Committee approves renumeration and compensation arrangements involving the Company's directors, executive officers and other key employees. The Compensation Committee also administers the granting of incentives under the Company's Long-Term Incentive Plan and the Annual Incentive Plan, both of which are being submitted for stockholder approval herewith. In addition, the Compensation Committee will have general supervisory authority over the Employee Stock Purchase Plan, also submitted herewith for stockholder approval. The Compensation Committee performs the functions previously conducted by the LCA Compensation Committee and LCA Stock Option Committee. The Compensation Committee is composed of Messrs. Copses (Chairman), Berg and Kanter. The LCA Compensation Committee held three meetings and the LCA Stock Option Committee held two meetings during the 1997 fiscal year.

  The Nominating Committee is responsible for selecting and nominating individuals to fill vacancies on the Company's Board of Directors as well as approving the nomination of Company officers for election by the full Board. Pursuant to the terms of the Stockholders Agreement, five of the Board members nominated by the Nominating Committee must consist of the Chief Executive Officer, three GranCare nominees and one LCA nominee. The Nominating Committee is composed of Messrs. Pitts (Chairman), Copses, Kissick, Beaver and Petty. LCA did not have a Nominating Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  For LCA's fiscal year ended September 30, 1997, the Compensation Committee was composed of Messrs. Eddy J. Rogers, Jr., Anthony M. Frank, Robert H. Hurlbut and Dr. Roger J. Bulger and the Stock option Committee was composed of Messrs. Frank, Hurlbut and Dr. Bulger. None of such directors had any "interlock" relationship to report during the fiscal year ended September 30, 1997.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth certain summary information concerning compensation earned during fiscal 1997 by the individual serving as the Chief Executive Officer of LCA (the predecessor to the Company) at September 30, 1997 and the four other most highly compensated executive officers of LCA serving at that date who earned over $100,000 in salary and bonus during fiscal 1997. Because such information is required to be set forth as of the end of the most recent fiscal year and the Mergers occurred after that time, the tables set forth below reflect compensation for LCA's management team as it existed prior to the Mergers. See "--Employment and Severance Agreements" below for a description of the employment and severance agreements entered into with the executives named below in connection with the Mergers. All share figures and stock prices set forth in this section have been adjusted to reflect the Stock Split.

                                                                          LONG-TERM
                                     ANNUAL COMPENSATION ($)            COMPENSATION
                              ---------------------------------------   ------------
                                                                         SECURITIES
                              FISCAL                     OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY   BONUS   COMPENSATION  OPTIONS/SARS(#) COMPENSATION(2)
---------------------------   ------   -------- -------- ------------  --------------- ---------------
Edward L. Kuntz                1997    $598,181 $275,520   $   -- (1)          --          $24,484
 Chairman of the Board and     1996     482,990  193,050       --          183,825          11,591
 Chief Executive Officer (3)   1995     411,263  249,632       --           66,300          10,122
Leroy D. Williams              1997    $415,046 $196,800   $   -- (1)          --          $17,666
 President--Post-Acute         1996     332,553  120,252       --          135,750           7,981
 Care Division                 1995     235,539  146,276       --           19,125           8,564
William R. Korslin             1997    $207,577 $ 80,640   $   -- (1)        3,750         $   --
 President--                   1996     188,301   99,940       --           26,250             --
 Pharmaceutical                1995     159,212   44,007       --           45,000             --
 Services Division
Charles B. Carden              1997    $231,480 $120,540   $40,671(5)      127,500         $   --
 Executive Vice                1996(4)      --       --        --              --              --
 President and Chief           1995(4)      --       --        --              --              --
 Financial Officer
Keith K. Krein, M.D.           1997    $221,037 $ 79,335   $   -- (1)          --          $ 5,834
 Vice President,               1996     203,168   48,905       --           21,750           3,905
 Professional Services(6)      1995     189,381   57,331       --            9,000           4,551

--------
(1) Does not reflect non-cash compensation in the form of personal benefits provided by the Company that may have value to the recipient. Although such compensation cannot be determined precisely, the Company has concluded that the aggregate value of such benefits awarded to this named executive officer did not exceed the lesser of $50,000 or 10% of his salary and bonus for any fiscal year to which such benefits pertain.
(2) Unless otherwise noted, represents primarily the value of matching contributions made by LCA on behalf of the individual as a result of participation in the LCA Deferred Retirement Income Plan.
(3) Mr. Kuntz resigned from all positions with LCA on November 4, 1997.
(4) Mr. Carden's employment with LCA commenced on October 1, 1996. Accordingly, compensation information for fiscal 1995 and 1996 is not reflected.
(5) Includes $38,044 paid in connection with Mr. Carden's relocation to Atlanta. Also includes $2,627 paid to Mr. Carden as an automobile allowance.
(6) Dr. Krein resigned from all positions with LCA effective November 4, 1997.

OPTION GRANTS, EXERCISES AND YEAR-END VALUE TABLES

  The following tables provide information on options to purchase the common stock of LCA ("LCA Common Stock") that were granted during the fiscal year ended September 30, 1997 and summarize the value of such options held at the end of such fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                       POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED
                                                                       ANNUAL RATES OF STOCK
                                                                        PRICE APPRECIATION
                                       INDIVIDUAL GRANTS                  FOR OPTION TERM
                         --------------------------------------------- ---------------------
                          NUMBER OF    % OF TOTAL
                          SECURITIES  OPTIONS/SARS EXERCISE
                          UNDERLYING   GRANTED TO  OR BASE
                         OPTIONS/SARS EMPLOYEES IN  PRICE   EXPIRATION
NAME                     GRANTED(1) # FISCAL YEAR   ($/SH)     DATE      5% ($)    10% ($)
----                     ------------ ------------ -------- ---------- ---------- ----------
Mr. Kuntz...............       --          --       $  --         --   $      --  $      --
Mr. Williams............       --          --          --         --          --         --
Mr. Korslin.............     3,750         1.7       9.625    2/06/07      58,793     93,618
Mr. Carden..............   127,500        59.2        8.25   10/01/06   1,713,394  2,728,293
Dr. Krein...............       --          --          --         --          --         --

--------
(1) On November 4, 1997, all outstanding options to purchase LCA Common Stock, vested and unvested, were converted into cash or Common Stock at the election of the holder. The options described in this table were exchanged for cash and, in the case of Mr. Carden, Common Stock.

            AGGREGATE OPTION/SAR EXERCISES DURING LAST FISCAL YEAR
                 AND VALUE OF OPTIONS/SARS AT FISCAL YEAR-END

                                                   NUMBER OF UNEXERCISED
                                                   SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                  OPTIONS/SARS AT FISCAL   IN-THE-MONEY OPTIONS/SARS
                           SHARES                        YEAR-END          AT FISCAL YEAR-END($)(1)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
NAME                     EXERCISE(#) REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- ----------- ----------- ------------- ----------- -------------
Mr. Kuntz...............     --          --        344,655      213,495    $2,440,324    $167,043
Mr. Williams............     --          --        167,925      133,575     1,184,882     417,818
Mr. Korslin.............     --          --         26,250       78,750        77,751     239,595
Mr. Carden..............     --          --         25,500      102,000       136,000     301,600
Dr. Krein...............     --          --         72,030       27,120       545,266      95,010

--------
(1) Calculated on the basis of the closing price of the underlying securities at September 30, 1997 ($13.58 per share) minus the exercise price.

EMPLOYMENT AND SEVERANCE AGREEMENTS

  The Company has entered into employment and severance agreements with its current Chief Executive Officer, Keith B. Pitts, and each of the executive officers named in the Summary Compensation Table above. The material terms of these agreements are set forth below.

  Keith B. Pitts. The Company has entered into an employment agreement with Mr. Pitts dated November 4, 1997 providing for a four-year term, with annual automatic extensions of the term for an additional year unless, not later than 90 days prior to any such anniversary, either party notifies the other that such extension shall not take effect. The agreement provides for a base salary to Mr. Pitts of $700,000 per year, subject to annual increases as determined by the Compensation Committee and permits Mr. Pitts to earn an annual bonus of between 50% and 150% of his annual base salary if certain performance standards established by the

Compensation Committee are achieved. Upon execution of his employment agreement, Mr. Pitts received a $200,000 signing bonus.

  The agreement may be terminated at any time by Mr. Pitts for "good reason" (consisting of certain actions or failures to act by the Company following a "change of control," as defined in the agreement), or with 60 days' prior written notice for any other reason. If, following a change in control, the Company terminates Mr. Pitts' employment in breach of the agreement or Mr. Pitts terminates his employment for "good reason," then the Company is required to pay Mr. Pitts his full salary through the "date of termination" (as defined in the agreement) and all other unpaid amounts due under any compensation plan, together with liquidated damages equal to three times the sum of his annual salary and his average bonus for the two previous fiscal years (which will be deemed to be $700,000 if the date of termination occurs before September 30, 1998). If, prior to a change in control, the Company terminates Mr. Pitts' employment without cause or Mr. Pitts resigns as a result of the Company's failure to comply with a material provision of the agreement, the Company is required to pay Mr. Pitts his full salary through the date of termination and all other unpaid amounts due under any compensation plan, together with liquidated damages equal to the product of
(A) the sum of his annual salary and his average bonus for the two previous fiscal years and (B) the lesser of (x) the number three and (y) the greater of the number of years remaining in the term of the agreement and the number two.

  In addition, on November 4, 1997, pursuant to the terms of his employment agreement, Mr. Pitts was granted options to purchase 1,465,500 shares of Common Stock at an exercise price of $16.35 per share (as adjusted to reflect the Stock Split), representing the fair market value of the Common Stock on the date of grant. The options vest in 25% annual increments beginning on November 4, 1998 and become exercisable in full following Mr. Pitts' termination of employment (i) by the Company following a change of control or
(ii) by Mr. Pitts for "good reason."

  Charles B. Carden. The Company has entered into an employment agreement with Mr. Carden dated November 4, 1997, with the same term and automatic annual extensions as are described above with respect to Mr. Pitts' agreement. The agreement provides for a base salary to Mr. Carden of $345,000 per year, subject to annual increases and bonus opportunities as described in the "Compensation Committee Report on Executive Compensation." Upon execution of his employment agreement, Mr. Carden received a $350,000 signing bonus. In connection with entering into an employment agreement with the Company, Mr. Carden waived his rights to certain change in control payments to which he was entitled under his old employment agreement with LCA.

  The agreement may be terminated at any time by Mr. Carden for "good reason" (consisting of certain actions or failures to act by the Company following a "change of control," as defined in the agreement), or with 60 days' prior written notice for any other reason. If, following any change of control, the Company terminates Mr. Carden's employment in breach of the agreement or Mr. Carden terminates his employment for good reason, then the Company is required to pay Mr. Carden his full salary through the "date of termination" (as defined in the agreement) and all other unpaid amounts due under any other compensation plan, together with liquidated damages which, subject to certain limited exceptions, are equal to two and one-half times the sum of Mr. Carden's annual salary and average bonuses for the two previous fiscal years. In addition, the Company is also required to pay Mr. Carden a bonus (a "Separation Bonus") at a specified target performance level, prorated to reflect the portion of the fiscal year worked by Mr. Carden prior to termination of his employment. If, prior to a change of control, the Company terminates Mr. Carden's employment without cause or Mr. Carden resigns as a result of the Company's failure to comply with a material provision of the agreement, the Company is required to pay Mr. Carden his full salary through the date of termination and all other unpaid amounts due under any compensation plan, together with liquidated damages equal to the greater of either (A) the remaining amount of base salary owed for the term of the agreement; or (B) an amount equal to the sum of (x) 12 months of Mr. Carden's base salary, plus (y) one additional month of Mr. Carden's base salary at the aforementioned rate for each full year of service beyond the first anniversary of his employment agreement, with a maximum of 24 months of base salary payments. In such event, the Company is also required to pay Mr. Carden the Separation Bonus described above.

  Leroy D. Williams. The Company has entered into an employment agreement with Mr. Williams dated November 4, 1997 with the same automatic and annual extensions as are described above with respect to Mr. Pitts' agreement. The agreement provides for a base salary to Mr. Williams of $450,000 per year, subject to annual increases and bonus opportunities as described in the "Compensation Committee Report on Executive Compensation." Mr. Williams received a signing bonus of $500,000 and is entitled to $250,000 on February 4, 1998 and an additional $250,000 on May 4, 1998. Mr. Williams' agreement may be terminated on substantially the same terms as are described above with respect to Mr. Carden. In connection with entering into an employment agreement with the Company, Mr. Williams waived his rights to certain change in control payments to which he was entitled under his old employment agreement with LCA.

  William R. Korslin. The Company has entered into an employment agreement with Mr. Korslin dated November 4, 1997 with the same term and automatic annual extensions as are described above with respect to Mr. Pitts' agreement. The agreement provides for a base salary to Mr. Korslin of $300,000 per year, subject to annual increases and bonus opportunities as described in the "Compensation Committee Report on Executive Compensation." Mr. Korslin received a signing bonus of $300,000 and is entitled to receive an additional $100,000 on November 4, 1998, provided certain performance goals established by the Compensation Committee are met. Mr. Korslin's agreement may be terminated on substantially the same terms as are described above with respect to Mr. Carden's agreement. In connection with entering into an employment agreement with the Company, Mr. Korslin waived his rights to certain change in control payments to which he was entitled under his old employment agreement with LCA.

  Edward L. Kuntz. The Company has entered into an Agreement Respecting Termination of Employee-Employer Relationship with Mr. Kuntz dated November 4, 1997. Under this agreement, in consideration of his waiver of the Company's obligations under his former employment agreement, Mr. Kuntz received the following: (i) $1,000,000 on November 4, 1997; (ii) title to an automobile;
(iii) $24,000 in lieu of the receipt of certain benefits due to Mr. Kuntz under the terms of his former employment agreement; (iv) payment with respect to all of Mr. Kuntz's outstanding options under the LCA 1992 Stock Option Plan (the "1992 Plan") in accordance with the terms of the agreement pertaining to the Recapitalization Merger; and (v) reimbursement for certain excise taxes which may be payable by Mr. Kuntz in connection with payments received under this agreement. The agreement also provides for a three-year consulting arrangement pursuant to which Mr. Kuntz will receive annual compensation of $100,000 per year. Mr. Kuntz is also entitled to receive, in exchange for certain covenants pertaining to non-solicitation and use of confidential information, $1,800,000 on November 4, 1997, with subsequent payments of $575,000 on November 1, 1998 and $75,000 on November 1, 1999.

  Keith K. Krein. The Company has entered into an Agreement Respecting Termination of Employee-Employer Relationship with Dr. Krein dated November 4, 1997. Under the terms of this agreement, in consideration of his waiver of the Company's obligations under his former employment agreement, Dr. Krein received the following: (i) $430,000 on November 4, 1997; (ii) $22,000 in lieu of the receipt of certain benefits due to Dr. Krein under the terms of his former employment agreement; (iii) the ability to retain certain medical journals, periodicals and textbooks; (iv) payment with respect to all of Dr. Krein's outstanding options under the 1992 Plan in accordance with the terms of the agreement pertaining to the Recapitalization Merger; and (v) reimbursement for certain excise taxes which may be payable by Dr. Krein in connection with payments received under this agreement. The agreement also provides for a one-year consulting arrangement pursuant to which Dr. Krein will receive an aggregate payment of $100,000, payable on a quarterly basis commencing November 7, 1997. Dr. Krein is also entitled to receive, in exchange for certain covenants pertaining to non-solicitation and use of confidential information, $240,000 on November 4, 1997, with a subsequent payment of $50,000 on November 1, 1998.

CERTAIN RELATED TRANSACTIONS AND AGREEMENTS

 Certain Investments in the Company

  Two private investment funds, Healthcare Equity Partners, L.P. and Healthcare Equity QP Partners, L.P. (together, the "Healthcare Funds"), that are affiliates of William G. Petty, Jr., a director of the Company, have made a $10 million equity investment in the Company as one of the Apollo Investors as part of the Mergers. Mr. Petty is a principal of Beeken Petty & Company, L.L.C., the general partner of each of the Healthcare Funds, and indirectly owns less than 1% of the limited partnership interests in the Healthcare Funds. The investment was made on November 4, 1997. See "Security Ownership of Certain Beneficial Owners and Management."

  In addition, Keith B. Pitts, the Chairman, President, Chief Executive Officer and a director of the Company, made a $2 million equity investment in the Company on November 4, 1997 as one of the Apollo Investors. Mr. Pitts served as a consultant to Apollo in connection with the Mergers. See "Security Ownership of Certain Beneficial Owners and Management."

  Walnut Growth Partners, L.P. ("Walnut Growth"), a private investment fund, made a $1 million equity investment in the Company on November 4, 1997 as one of the Apollo Investors. Joel S. Kanter, a director of the Company, is also the chief executive officer and a director of Walnut Financial Services, Inc. ("Walnut Financial"), which holds an indirect minority ownership position in the company that manages Walnut Growth. Walnut Growth is 100% owned by a pension fund and Mr. Kanter has no investment and no dispositive power with respect to shares held by Walnut Growth. Gene E. Burleson, a director of the Company, is also a director of Walnut.

 Stockholders Agreement

  In connection with the Mergers, the Apollo Investors and the Company entered into the Stockholders Agreement which provides Apollo with the right to nominate six of the 11 nominees to the Company's Board; provided that no more than four of such nominees will be partners, directors, officers or employees of Apollo. Messrs. Berg, Copses, Kissick, Rosen, Gellert and Dr. Maini currently serve as Apollo's nominees to the Company's Board of Directors. If the Apollo Investors transfer more than one-third of the shares of the Common Stock they acquire in connection with the Mergers, then Apollo's right to nominate directors will be limited to four directors, and if the Apollo Investors transfer more than one-half of such shares, then Apollo's right to nominate directors will be limited to two. If the Apollo Investors transfer more than three-fourths of such shares, Apollo will no longer have any right to nominate directors pursuant to the Stockholders Agreement. In addition, Apollo will lose its right to name more than four nominees to the Company's Board if, after the third anniversary of the effective time of the Recapitalization Merger, the Apollo Investors' stock ownership percentage is less than 40% of the total number of shares of the Company's then outstanding Common Stock. If the size of the Company's Board is increased, Apollo has the right to nominate additional members to the Company's Board to the extent necessary to make the number of Apollo nominees as compared to the total number of directors not less than the Apollo Investors' percentage ownership of the Company's Common Stock at such time. The Apollo nominees must approve any increase in the size of the Company's Board. The Apollo Investors may transfer their rights to designate directors in connection with the transfer of at least two-thirds of their initial investment of the Company's Common Stock, with the approval of a majority of the directors who are not Apollo partners, officers, directors or employees. Any such approval will also constitute an approval as referred to in Section 203(a)(1) of the Delaware General Corporation Law, which exempts a purchaser covered by such approval from the restrictions imposed by such section. The Stockholders Agreement does not prohibit or restrict sales of Common Stock by the Apollo Investors.

  Apollo also has agreed to vote its shares in favor of election of all nominees of the Company's Board Nominating Committee, and not to vote its shares for the removal of any such nominee. Apollo has the right to select two of the five members of the Nominating Committee and has selected Messrs. Kissick and Copses as its nominees. In connection with the Stockholders Agreement, the Apollo Investors have granted Apollo an irrevocable proxy with respect to all shares of the Company's Common Stock acquired by such persons in the

Mergers for a three-year period ending on the third anniversary of the effective date of the Mergers. Because Apollo's nominees represent greater than one-third of the Company's entire Board, Apollo may be able to prevent certain actions from being taken that require a super-majority vote of the Company's Board.

  The Stockholders Agreement prohibits the Apollo Investors from acquiring additional shares of the Company's Common Stock that would increase the Apollo Investors' ownership above the lesser of an additional 5% of the total outstanding shares of the Company's Common Stock or 49% of the total number of outstanding shares of the Company's Common Stock, except with the prior approval of a majority of the directors not affiliated with Apollo, and limits the ability of the Apollo Investors to participate in any solicitation of proxies or any election contest. These restrictions will lapse after ten years, or at Apollo's option, at the end of six years and upon the occurrence of certain other events. Although the Apollo Investors will be subject to the "standstill" provisions of the Stockholders Agreement, Apollo will be able to transfer all or a portion of the Company's Common Stock beneficially owned by the Apollo Investors to a third party of Apollo's choosing, subject to the previously mentioned restrictions.

 Registration Rights Agreement

  Under the terms of an agreement between the Company and the Apollo Investors (the "Apollo Registration Rights Agreement"), the Apollo Investors are entitled to require the Company to register under the Securities Act of 1933, as amended (the "Securities Act"), not less than 10% of the shares of the Company's Common Stock acquired by them in the Mergers (the "Registrable Shares"). The Apollo Registration Rights Agreement also entitles the Apollo Investors, subject to certain exceptions, to include the Registrable Shares in any registration of equity securities of the Company under the Securities Act. However, the principal underwriter of any such offering may exclude some or all of such Registrable Shares from such registration. The Company is generally required to bear the expenses of all such registrations, except underwriting discounts and commissions.

 Termination and Release Agreement

  The Termination and Release Agreement dated September 3, 1997 (the "TRA") among GranCare, Vitalink Pharmacy Services, Inc. ("Vitalink") and Manor Care, Inc. ("Manor Care") provided for the payment by GranCare to Vitalink and Manor Care of termination fees of $18.5 million and $500,000, respectively, in consideration of the agreement of Vitalink and Manor Care to terminate the Non-Competition Agreement (the "Non-Competition Agreement") entered into by GranCare in connection with the merger of GranCare-California with and into Vitalink in February 1996 (the "Vitalink Merger") and the settlement of certain litigation initiated by Vitalink and Manor Care seeking to enjoin the consummation of the Mergers and has been accounted for as a merger expense. The TRA also contains a mutual release among the parties to the litigation, from and against any claims that any of the releasing parties might have against any of the other parties relating to or arising out of the Non-Competition Agreement (although GranCare, LCA and Apollo did not release one another). As conditions to the consummation of the transactions contemplated by the TRA: (i) GranCare was required to fulfill or waive all of the conditions precedent to the completion of the Mergers; (ii) the Shareholders Agreement, dated as of February 12, 1997, between Vitalink and Manor Care was terminated; and (iii) the Non-Competition Agreement was terminated automatically upon payment of the termination fees mentioned above.

 Vitalink Pharmacy Agreements

  All of GranCare's skilled nursing facilities existing prior to the effective time of the Vitalink Merger (the "Facilities") either became parties to or entered into pharmaceutical supply agreements and pharmacy consulting agreements (the "Pharmacy Agreements") with Vitalink in connection with the Vitalink Merger. The supplies and services to be provided to a Facility pursuant to the Pharmacy Agreements include all pharmaceutical and related goods required by each such Facility and the residents thereof and pharmacy consulting services with respect thereto. Pharmaceutical supplies include prescription and non-prescription medications, and related goods include all nutritional supplements, intravenous solutions and supplies, parenteral and enteral supplies and equipment, orthotic and prosthetic devices, ostomy supplies, eurological supplies, wound care supplies and equipment and personal care items. All goods and services are to be provided in accordance with the applicable requirements of federal, state and local laws and regulations. Notice of termination has been given and these agreements will expire in March 2002.

  Vitalink has agreed that during the terms of the Pharmacy Agreements, in the event Vitalink or any of its affiliates elect not to provide all or certain pharmaceutical supplies and services to any Facility, the Company's institutional pharmacy unit, American Pharmaceutical Services, Inc. ("APS"), will be given the first option to provide the required pharmaceutical supplies and services to such Facility. In the event APS declines to provide such supplies and services, the Facility may contract with or otherwise obtain the necessary supplies and services from any other institutional pharmacy it deems appropriate. A Facility's service contract with APS or any alternative institutional pharmacy must be terminable on not more than 30 days or 60 days written notice, respectively, which Vitalink can require GranCare to deliver if at any time Vitalink, or any of its affiliates, chooses to commence providing pharmaceutical supplies and services to that Facility.

  In the event the Company transfers ownership or control of a Facility (a "Transferred Facility") during the term of the Pharmacy Agreements relating to such Facility and the transferee does not accept and comply with the Pharmacy Agreements applicable to such Facility, the Company must pay Vitalink liquidated damages to compensate Vitalink for losses over the remaining terms of such Pharmacy Agreements. The liquidated damages consist of monthly payments to Vitalink in an amount approximating the historical monthly pre-tax cash flow realized by Vitalink pursuant to the Pharmacy Agreements with the Transferred Facility over the 12 months preceding the date such Facility became a Transferred Facility. During the remaining term of the subject Pharmacy Agreements, GranCare has the option to replace the Transferred Facility with an alternative facility not previously subject to Pharmacy Agreements (a "Replacement Facility") and suspend the monthly liquidated damages payments subject to certain annual adjustments to ensure that the annual pre-tax cash flow realized by Vitalink pursuant to the provision of supplies and services to such Replacement Facility (the "Replacement Earnings") is equal to 90% of the annual pre-tax cash flow realized by Vitalink from the provision of supplies and services to the Transferred Facility such Replacement Facility replaced (the "Minimum Replacement Cash Flow Amount"). In the event the Replacement Earnings exceed 110% of the Minimum Replacement Cash Flow Amount realized by Vitalink, then such excess will offset on a dollar-for-dollar basis the amount of any shortfall in Replacement Earnings below the Minimum Replacement Cash Flow Amount experienced by any Replacement Facility in the immediately preceding 12 months. The liquidated damages provisions also apply if the Company fails to terminate, at Vitalink's request, any service contract with APS or any other alternative institutional pharmacy in order to allow Vitalink to commence providing pharmaceutical supplies and services to such Facility.

  Upon any acquisition by the Company of any additional skilled nursing facility, the Company shall not have any obligation to contract with Vitalink to provide pharmaceutical supplies and services at such facility and the Company will not be required to terminate any then existing agreements providing for the provision of pharmaceutical supplies and services to such facility by an alternative supplier.

  Upon consummation of the Vitalink Merger, Gene E. Burleson, who was then serving as GranCare-California's Chairman of the Board, became Chief Executive Officer and a director of Vitalink. Following approval by its Management Compensation Committee, GranCare entered into a three-year consulting agreement with Mr. Burleson in the amount of $100,000 per year in order to induce Mr. Burleson to assist GranCare during its efforts to secure a new chief executive officer. Mr. Burleson resigned from the Vitalink Board of Directors effective August 1, 1997.

 Other

  Eddy J. Rogers, Jr. is a partner of Mayor, Day, Caldwell & Keeton, L.L.P., a law firm that LCA retained with respect to certain corporate (including the Mergers) and employee benefit matters. During the fiscal year ended September 30, 1997, Mayor Day received approximately $0.8 million in legal fees from the Company. Mr. Rogers is no longer a director of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The compensation of the Company's executive officers is determined and administered by the Compensation Committee of the Board of Directors, which is composed entirely of independent outside Directors. The current Compensation Committee was established on November 4, 1997 in connection with the formation of the Company through the Mergers. None of the current members of the Compensation Committee served in such capacity prior to November 4, 1997. In addition to determining the compensation of the Chief Executive Officer, the Compensation Committee reviews and ratifies recommendations made by the Chief Executive Officer regarding the compensation program for other executive officers of the Company and administers the Company's Annual Incentive Plan and the Long-Term Incentive Plan, both of which were approved by the Board of Directors on November 4, 1997 following the Mergers. Additionally, following the Mergers, the Company entered into new employment agreements with each of the Company's executive officers.

  In formulating its compensation policy, the Compensation Committee's objectives were to provide the Company's executives with a competitive total compensation package and to link a significant portion of compensation to the achievement of the long-term business objectives of the Company and the enhancement of stockholder value. Each year, the Compensation Committee will review the performance of the Company and its executives and compare their performance to specified performance standards. The following compensation guidelines serve as the principles upon which compensation decisions are made:

  . Provide a base salary structure for each of the Company's executive officers based upon the executive officer's position within the Company and the ability of the executive officer to affect the performance goals of the Company.

  . Provide performance incentives as a significant portion of compensation packages to increase corporate performance and stockholder value relative to those of other companies in the long-term care industry.

  . Provide a competitive total compensation package that enables the Company to attract, motivate and retain key executives.

  . Provide variable compensation rewards that are linked to the financial performance of the Company and that align executive compensation with the interests of stockholders.

 Executive Compensation Components

  Base Salary. The base salaries for the Company's executive officers were independently negotiated with each of such officers in connection with the Mergers. To the extent an executive officer had a pre-existing employment agreement with either LCA or GranCare, the officer was required to surrender all rights to any benefits to which such officer was entitled by virtue of the change in control provisions under the pre-existing employment agreement as a condition for entering into a new employment agreement with the Company. As partial consideration for such officers waiving the change in control payments to which they were entitled under their pre-existing agreements, the Company paid signing bonuses to each of its executive officers. Such payments were in amounts less than the change in control payments to which such officers were otherwise entitled and were made on the condition that the executive officer remain employed by the Company for a period of at least one-year in order to ensure a smooth transition following the Mergers.

  In ratifying the employment arrangements and signing bonuses for the various executive officers, the Compensation Committee considered the position such officer would occupy in the Company and such officer's future impact on the performance of the Company, salary rates for comparable positions in comparably sized companies in the long-term care industry, the fact that the combined Company would be substantially larger than either LCA or GranCare on a stand-alone basis and the executive officer's increased responsibility associated therewith, the issues associated with the integration of LCA and GranCare and the executive officer's impact thereon, the need for the executive officer's services in order to effect a smooth transition and the change in control payments that the executive officer would otherwise be entitled to under his or her pre-existing employment agreement. In this process, all executive officers of LCA and GranCare that became executive officers of the Company received salary increases.

  In the future, base salaries for the Company's executive officers will be reviewed annually with the objective that the salaries enable the Company to retain and attract the best available executive officer candidates. In addition, individual performance over time will be taken into account in determining base salaries. While the Committee will review comparable salaries within the long-term care industry, this will be only one of several factors considered by the Committee in making compensation decisions. The Chief Executive Officer's base salary rate will be set annually by the Compensation Committee and the base salary rate of the Company's other executive officers will be reviewed and approved by the Compensation Committee based on recommendations made by the Chief Executive Officer.

  Compensation of Chief Executive Officer. Mr. Pitts was selected to be the President and Chief Executive Officer of the Company following the Mergers by a committee consisting of representatives of LCA, GranCare and Apollo. Mr. Pitts was selected following an extensive search by an executive recruitment firm and extensive meetings with representatives of LCA, GranCare and Apollo. An agreement was negotiated with Mr. Pitts whereby Mr. Pitts will receive $700,000 per year, subject to annual increases as determined by the Compensation Committee. In addition, Mr. Pitts received a $200,000 signing bonus, the ability to earn an annual bonus of between 50% and 150% of base salary and options to purchase 1,465,500 shares of Common Stock at an exercise price of $16.35 per share (as adjusted for the Stock Split). In ratifying Mr. Pitts' employment agreement, the Compensation Committee considered Mr. Pitts' extensive experience in the healthcare industry, the fact that Mr. Pitts was not previously associated with either LCA or GranCare, the significant upside potential that would be realized by the stockholders following a successful integration of the operations of LCA and GranCare and the fact that the Compensation Committee felt that Mr. Pitts was the best candidate to successfully complete such integration. The Compensation Committee also recently granted to Mr. Pitts the ability to earn a performance period bonus for the period beginning on November 4, 1997 and ending on November 4, 2001. If the average 20 day closing price of the Common Stock ending on November 4, 2001 exceeds $16.35, then Mr. Pitts will earn a performance period bonus equal to approximately $4.2 million which may, at the discretion of the Compensation Committee, be paid at a later date when Mr. Pitts exercises, in full or in part, his original option grant. The percentage of the bonus paid at the time of any original option exercise will be equal to the percentage of the total original option grant exercised by Mr. Pitts.

  Annual Incentives. The Company's Annual Incentive Plan was adopted on November 4, 1997 and is being submitted herewith to the Company's stockholders for approval. The Annual Incentive Plan is intended to promote the attainment of financial objectives and the realization of budgeted performance improvements, reinforce a strong pay for performance relationship and provide opportunities for above average annual incentive compensation for operating results that meet or exceed the Company's high performance standards. The performance measure for annual incentives for fiscal 1998 is based upon the attainment by the Company or a division of a pre-determined level of earnings before interest, taxes, depreciation and amortization ("EBITDA") and on net cash collections at both the corporate and divisional level. Executive officers at the corporate level will receive a portion of their bonus based on the attainment by the Company of a pre-determined level of consolidated EBITDA and a portion based on the attainment by the Company of a pre-determined level of consolidated net cash collections. Executive officers at the divisional level will receive a portion of their bonus based on the attainment by the Company of a pre-determined level of consolidated EBITDA, a portion based on the attainment by their division of a pre-determined level of divisional EBITDA, and a portion based on the attainment by their division of a pre-determined level of net cash collections. The Compensation Committee also has the ability to reduce an executive officers annual incentive bonus by up to 15% if the Compensation Committee feels that sufficient progress has not been made in certain areas such as improving quality of service, reducing employee turnover and implementing a Company wide consolidated compliance program.

  Each year the Chief Executive Officer recommends, and the Compensation Committee reviews, target goals which are used to determine if an annual incentive has been earned. In establishing these pre-determined goals, consideration is given to business plan goals, past performance, peer company performance and investment community expectations. Each executive officer has been assigned a target bonus ("Target Bonus"), stated as a percentage of base salary (100% in the case of the Chief Executive Officer, 60% in the case of Executive Vice

Presidents and certain Divisional Presidents, 50% in the case of Senior Vice Presidents and other Divisional Presidents and 40% in the case of Vice Presidents) that will be payable upon the attainment by the Company of the pre-determined performance criteria. An officer can earn from 50% to 150% of a Target Bonus depending on the performance of the Company vis a vis the performance goals. Target Bonuses are payable in cash as soon as practicable following the end of the Company's fiscal year.

  Long-Term Incentives. The long-term component of the Company's executive compensation structure consists of the granting of stock options under the Company's Long-Term Incentive Plan, which was approved by the Board of Directors on November 4, 1997 and which is being submitted herewith to the Company's stockholders for approval. Following the consummation of the Mergers, options to purchase Common Stock were granted to each of the Company's executive officers. These option awards were at fair market value and the number granted to each executive officer depended on the officer's seniority and perceived ability to affect future operating results of the Company. The Compensation Committee may, but is not required to, make option grants to the Company's executive officers in the future. The Compensation Committee expects that it will continue to make option awards to new executive officers of the Company upon their initial employment with the Company.

  Summary. The Compensation Committee believes that the Company's executive compensation program is competitive with compensation programs of similarly situated companies and provides the Company's Chief Executive Officer and other executive officers with the appropriate incentives to achieve the Company's long-term goals.

                                          Compensation Committee

                                          Peter P. Copses (Chairman)
                                          Laurence M. Berg
                                          Joel S. Kanter

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

  As of September 30, 1997, the Mergers had not yet occurred. Accordingly, the information presented below is for the Company's predecessor, LCA. The line graph set forth below represents a comparison of the yearly percentage change in the cumulative total stockholder return on the LCA Common Stock with the total return of the S&P 500 Index and an industry peer group index (consisting of Beverly Enterprises, Horizon/CMS Health Care Corporation, Genesis Health Ventures, Inc., Integrated Health Services, Inc., Health Care and Retirement Corporation and Manor Care, Inc.), for the period commencing September 30, 1992 and ending September 30, 1997. The line graph is based on the assumption that the value of the investment in Common Stock, the S&P 500 Index and the industry peer group index was $100 on September 30, 1992, and that all dividends were reinvested. The peer group index used in the previous Company proxy statement stockholder return performance graph included GranCare, Inc. as a component. GranCare and LCA merged effective November 4, 1997. As a result, GranCare is no longer a component of the peer group index.

                         [GRAPH APPEARS HERE]


      COMPARISON OF THE YEARLY PERCENTAGE CHANGE IN THE CUMULATIVE TOTAL
                STOCKHOLDER RETURN ON THE LCA COMMON STOCK FOR
                 LCA, S & P 500 INDEX AND INDUSTRY PEER GROUP

Measurement period      Measurement PT -
(Fiscal Year Covered)      09/30/92           09/30/93       09/30/94        09/30/95      09/30/96       09/30/97
---------------------   ----------------     -----------    -----------    -----------   ------------   ------------
                LCA           100                136            206            216           163            265
            S&P 500           100                113            117            152           183            257
INDUSTRY PEER GROUP           100                125            175            185           174            258


  PURSUANT TO SEC RULES, THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCKHOLDER RETURN PERFORMANCE PRESENTATION ARE NOT DEEMED "FILED" WITH THE SEC AND ARE NOT INCORPORATED BY REFERENCE INTO THE COMPANY'S ANNUAL REPORT ON FORM 10-K.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of December 30, 1997, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-4 adopted under the Securities Exchange Act of 1934) by (i) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company; (ii) each of the Company's directors; (iii) the Company's current Chief Executive Officer and the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement; and (iv) all current directors and executive officers of the Company as a group. All of the share numbers appearing below have been adjusted to reflect the effect of the Stock Split.

                                                       NUMBER OF
                                                         SHARES      PERCENTAGE
BENEFICIAL OWNER                                         OWNED         OWNED
----------------                                       ----------    ----------
Keith B. Pitts........................................    150,000(1)     *
Leroy D. Williams.....................................      3,243        *
William R. Korslin....................................          0        0.0
Charles B. Carden.....................................      6,816        *
Donald C. Beaver......................................          0        0.0
Laurence M. Berg......................................          0(2)     0.0
Gene E. Burleson......................................    550,407(3)     1.3
Peter P. Copses.......................................          0(2)     0.0
Joel S. Kanter........................................    232,179(4)     *
John H. Kissick.......................................          0(2)     0.0
William G. Petty, Jr..................................  1,216,770(5)     3.0
Robert L. Rosen.......................................          0        0.0
Jay M. Gellert........................................          0        0.0
Baltej S. Maini, M.D..................................          0        0.0
Edward L. Kuntz(6)....................................      3,717        *
Keith K. Krein, M.D.(7)...............................      2,508        *
Apollo Management, L.P................................ 17,777,778(8)    43.5
All current directors and executive officers as a
group (18 persons)....................................  2,355,978(9)     5.7

--------
* Represents less than one percent of the outstanding shares of Common Stock at December 30, 1997.
(1) Represents a $2.0 million investment made by Mr. Pitts as one of the Apollo Investors. Mr. Pitts has no voting and has sole dispositive power with respect to all such shares.
(2) Does not include an aggregate of 17,777,778 shares of Common Stock beneficially owned by one or more entities managed by or affiliated with Apollo Management, L.P., as to which Apollo Management, L.P. may be deemed the beneficial owner (see Note 8). The indicated person is a limited partner of the general partner of certain of such entities and disclaims beneficial ownership of the shares owned by each of such entities, which number exceeds the indicated person's proportionate pecuniary interest in securities of the Company.
(3) Includes exercisable options to purchase 218,004 shares of Common Stock.
(4) Includes 28,152 shares owned of record by the Kanter Family Foundation; 140,760 shares owned of record by Walnut Capital; 33,360 shares owned of record by Windy City, Inc.; 279 shares owned of record by the Ricki Kanter IRA; 702 shares owned of record by 21 Club Trust I; 105 shares owned of record by 21 Club Trust II; and 105 shares owned of record by 21 Club Trust III. Also includes exercisable options to purchase 27,444 shares of Common Stock.
(5) Mr. Petty is an affiliate of Healthcare Equity Partners, L.P. and Healthcare Equity QP Partners, L.P. (collectively, the "Healthcare Funds"), which collectively own 740,742 shares of Common Stock. Mr. Petty is the principal of Beeken Petty & Company, L.L.C., the general partner of each of the Healthcare Funds, which indirectly owns less than 1% of the limited partnership interests in the Healthcare Funds. The Healthcare Funds have no voting and sole dispositive power with respect to all such shares. Also includes 288,942 shares owned of record by a trust of which Mr. Petty is a beneficiary, 102,960 shares owned by his wife and exercisable options to purchase 83,565 shares of Common Stock.

(6) Mr. Kuntz resigned as Chairman of the Board and Chief Executive Officer of LCA on November 4, 1997.
(7) Dr. Krein resigned as Vice President, Professional Services of LCA effective November 4, 1997.
(8) The business address for Apollo Management, L.P. and its affiliates is 1301 Avenue of the Americas, 38th Floor, New York, New York 10019. Represents (i) shares owned by one or more entities managed by or affiliated with Apollo Management, L.P. and (ii) shares owned by the other Apollo Investors and voted by Apollo Management, L.P. Pursuant to a Proxy and Voting Agreement entered into among Apollo Management, L.P. and the Apollo Investors, Apollo Management, L.P. has sole voting power with respect to all such shares and has no dispositive power with respect to 3,410,187 (as to which Apollo Management, L.P. disclaims beneficial ownership) of such shares. Apollo Management, L.P. has sole voting and dispositive power over 14,367,591 shares of Common Stock, of which 592,593 shares are subject to a warrant in favor of Chase Venture Partners L.P. to purchase such shares for nominal consideration, subject to satisfaction of certain bank regulatory requirements. The reported number of shares exceeds the number of shares in which Apollo Management, L.P. and its affiliates have a pecuniary interest.
(9) Includes 368,565 shares subject to exercisable options.

           PROPOSAL 2--APPROVAL OF THE PARAGON HEALTH NETWORK, INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN

INTRODUCTION

  The Board of Directors adopted the Annual Incentive Plan on November 4, 1997. The Annual Incentive Plan is intended to assist the Company in the Recruitment and Retention of highly qualified executives and other employees by providing them the opportunity to earn compensation based on the achievement of performance goals. The Annual Incentive Plan is also designed to align employees' compensation with the creation of stockholder value.

  The Annual Incentive Plan has been designed to meet the performance-based exception to the $1 million limitation of deductible executive compensation under Section 162(m) of the Code. The Board of Directors has determined that it is in the best interest of the Company and its stockholders to seek stockholder approval of the Annual Incentive Plan in view of the federal tax provisions contained in Section 162(m) of the Code. To qualify for the performance-based exception to Code Section 162(m), the specific terms of the performance-based compensation awarded to the officer or key employee must be disclosed to and approved by the stockholders of the Company. Your approval of the Annual Incentive Plan is sought so that awards granted under the Annual Incentive Plan will not count towards the $1 million deductible compensation limit under Section 162(m) of the Code.

ADMINISTRATION

  The Compensation Committee of the Board of Directors administers the Annual Incentive Plan. The Compensation Committee determines the recipients and amount of awards under the Annual Incentive Plan. The Compensation Committee also has the authority to interpret the plan and make all determinations.

ELIGIBILITY

  Each employee of the Company holding the position of Chief Executive Officer, Executive Vice President, Senior Vice President or Vice President and any other employee of the Company or its affiliates who the Compensation Committee selects for participation, is eligible to participate under the Annual Incentive Plan. Other than the Company's officers (22 individuals), the Compensation Committee has not yet determined the number of individuals who will participate in this plan.

AWARDS

  All payments under the Annual Incentive Plan are made based on the attainment of certain performance measures established by the Compensation Committee. If the compensation is intended to be exempt from the $1 million limitation under Code Section 162, the performance measures will be established within the first 90 days of the period to which they relate. The performance measures are one or more of the following objective criteria: earnings per share, attainment of a share price, return to stockholders (including dividends), return on equity, earnings, EBITDA, EBITDAR, operating income, collections, return on assets, revenue, net income, economic value added, cash flows, market share, census, payor mix, cost reduction goals or any combination of the foregoing, which relate to the Company as a whole or the specific division or business unit in which the participant is employed.

  Payments under the Annual Incentive Plan can be made for a fiscal year period, in which case the maximum payment that can be made to any one participant is $2,000,000, or for a performance period consisting of at least three years, in which case the maximum payment that can be made during any performance period to any participant is $10,000,000.

  After the expiration of a fiscal year or performance period, the Compensation Committee will certify if the performance measures have been attained and if so, each participant who is employed on the last day of the applicable period will be entitled to a payment under the plan in a predetermined amount, as established by the Compensation Committee. Participants who during the applicable period, died, became disabled or were terminated without cause (as defined in the plan) are entitled to a pro rated bonus for the applicable period. Payment may at the Compensation Committee's election be made in cash or in shares of restricted stock issued under the Company's Long-Term Incentive Plan (valued at 75% of its then fair market value), or a combination thereof. In the event of a change of control (as defined in the plan), all performance measures will be deemed to have been attained and all incentive payments will be immediately due and payable.

FEDERAL INCOME TAX CONSEQUENCES OF THE ANNUAL INCENTIVE COMPENSATION PLAN

  Cash payments to participants under the Incentive Plan will generally be taxable to the employee as ordinary income in the year payment is made to the employee. If the Company complies with the performance based exception to the $1 million limitation on deductible executive compensation, all cash payments under the plan will be deductible by the Company for federal income tax purposes, when paid. If payment is made in shares of restricted stock under the Long-Term Incentive Plan, the fair market value of the shares will be taxable to the employee as ordinary income in the year when the shares are transferred to the employee, unless the shares are subject to a substantial risk of forfeiture, in which event the shares will be taxable to the employee at their fair market value at the time the restrictions lapse. Alternatively, an employee may elect to be taxed on the entire fair market value of the shares of restricted stock received under the Long-Term Incentive Plan at the time of receipt by filing a timely election under Section 83(b) of the Code, in which case the employee will have ordinary income equal to the fair market value of the shares at the time of receipt. The Company will get a deduction at the time the employee recognizes income from the receipt of such shares in a corresponding amount.

  Keith B. Pitts, Susan Thomas Whittle, Charles B. Carden, Leroy D. Williams, David L. Ward, William R. Korslin, R. Jeffrey Taylor and Dennis G. Johnston have been selected as executive officers eligible to receive awards under the Incentive Plan based on the Company's performance in fiscal 1998. Mr. Pitts has also been selected as an individual eligible for a performance period bonus award. However, due to the fact that the amount to be received by the aforementioned individuals under this plan is (i) dependent on the future achievement of performance goals and (ii) subject to reduction in certain circumstances, the value of such awards is not presently determinable.

  THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ADOPTION OF
                          THE ANNUAL INCENTIVE PLAN.

     PROPOSAL 3--APPROVAL OF THE PARAGON HEALTH NETWORK, INC.
                     1997 LONG-TERM INCENTIVE PLAN

INTRODUCTION

  The Board of Directors has adopted the Long-Term Incentive Plan and has determined that it is in the best interest of the Company and its stockholders to seek stockholder approval of the Long-Term Incentive Plan in view of the federal tax provisions contained in Section 162(m) of the Code. Under Code
Section 162(m), the Company may be prohibited from deducting the expense of compensation accrued or paid to any officer, key employee or consultant to the extent such compensation exceeds $1 million for any taxable year of the Company. An exception to this deduction exists for performance-based compensation such as an award granted under the Long-Term Incentive Plan if the specific terms of the performance-based compensation to the officer, key employee or consultant are disclosed to and approved by the stockholders. Your approval of the Long-Term Incentive Plan is sought in order that awards granted under the Long-Term Incentive Plan will not count toward the $1 million deductible compensation limit under Code Section 162(m). Additionally, your approval of the Long-Term Incentive Plan is sought to allow certain grants under the Long-Term Incentive Plan to qualify as "incentive stock option" grants under Section 422 of the Code.

  The purpose of the Long-Term Incentive Plan is to allow the Company to attract and retain qualified officers, key employees and consultants and to provide these individuals with an additional incentive to devote themselves to the future success of the Company. Additionally, the Company believes that awards under the Long-Term Incentive Plan will more closely align the interests of its personnel with those of its stockholders.

  The following is a description of the Long-Term Incentive Plan. The Long-Term Incentive Plan provides the key employees and consultants awards in the form of qualified and non-qualified stock options, stock appreciation rights ("SARs") and shares of restricted stock, stock grants and performance share awards.

ADMINISTRATION

  The Long-Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors. Other than grants to non-employee directors, the Compensation Committee will determine the persons to whom, and the times at which, awards will be granted, the type of awards to be granted and all other related terms and conditions of the awards, subject to the limitations described below and as set forth in the Long-Term Incentive Plan. The terms and conditions of each award will be set forth in a written agreement with a participant.

ELIGIBILITY

  All officers, directors, key employees and consultants of the Company and its affiliates are eligible to participate in the Long-Term Incentive Plan. Currently, 81 individuals participate in this plan.

SHARES RESERVED

  A total of 6,000,000 (after adjustment for the recent Stock Split) of shares of Common Stock are reserved for issuance pursuant to the Long-Term Incentive Plan. The number of shares of Common Stock reserved under the Long-Term Incentive Plan is subject to adjustment in the event of stock dividends, stock splits, recapitalization and similar events.

AWARDS

  Grants to employees and consultants can be made in any of the forms available under the Long-Term Incentive Plan, provided, however, that only employees can receive incentive stock options. Generally, the terms and conditions of each grant are determined by the Compensation Committee and set forth in the applicable written agreement evidencing the grant. The per share exercise price of any incentive stock option may not be less that the fair market value of a share of Common Stock at the time of grant. No incentive stock option may be granted on or after the tenth anniversary of the date the Long-Term Incentive Plan was approved by the Board of Directors. No participant may receive awards under the Long-Term Incentive Plan with respect to any calendar year in excess of 3,000,000.

  Grants to non-employee directors are made in the form of nonqualified stock options. At the time a non-employee director is first elected or begins to serve as a member of the Board of Directors, the director will receive an award of a nonqualified option for 15,000 shares of Common Stock with an exercise price equal to the then fair market value of such shares. Thereafter, at each annual meeting occurring more than six months after the director began service as a director, the director will receive another option for 6,000 shares of common stock at the then fair market value of such shares. Each option will become vested and exercisable in equal annual installments over the four-year period after the date of grant. Any unvested options will expire and become void upon the director's termination of service. In the event that the termination of service is due to death or disability, all options shall become fully vested. Vested options may be exercised for up to three months after termination and one year if the termination is for death or disability. If a director dies within the period of exercisability following termination of service, the options that are then exercisable may be exercised for up to one year following such death. In no event may any option be exercised beyond 10 years from its date of grant.

AMENDMENT AND DISCONTINUANCE

  The Board of Directors may amend or terminate the Long-Term Incentive Plan generally without the approval of stockholders, but stockholder approval is required for any amendment which increases the maximum number of shares of Common Stock subject to the Long-Term Incentive Plan, effects any change inconsistent with Code Section 422 or extends the term of the Long-Term Incentive Plan. No termination or amendment of the Long-Term Incentive Plan without the consent of the holder of an award shall adversely affect the rights of that participant.

FEDERAL INCOME TAX CONSEQUENCES OF THE LONG-TERM INCENTIVE PLAN

  A participant will not recognize income upon the grant of an option or at any time prior to the exercise of an option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

  A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the stock prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and the Company will be entitled to a corresponding deduction. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive option may subject a participant to, or increase a participant's liability for, the federal alternative minimum income tax.

  A participant generally will not recognize income upon the grant of any stock appreciation right or performance share award. At the time a participant receives payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received and the Company will then be entitled to a corresponding deduction.

  A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. Alternatively, a participant may make an election at the time of receipt of the award under Section 83(b) of the Code to be taxed on the then value of the award, despite the substantial risk of forfeiture, in which case the Company will be entitled to a corresponding deduction at such time.

  The Long-Term Incentive Plan is not qualified under Section 401(a) of the Code.

             PLAN BENEFITS TABLE FOR THE LONG-TERM INCENTIVE PLAN

                                                                     NUMBER OF
      NAME AND POSITION(1)                                           OPTIONS(2)
      --------------------                                           ----------
      Keith B. Pitts, Chairman of the Board, President and Chief
       Executive Officer............................................ 1,465,500
      Leroy D. Williams, President--Post-Acute Care Division........   180,000
      William R. Korslin, President--Pharmaceutical Services
       Division.....................................................   135,000
      Charles B. Carden, Executive Vice President and Chief
       Financial Officer............................................   150,000
      Executive Officers as a Group................................. 2,215,500
      Non-Executive Director Group..................................   150,000
      Non-Executive Officer Employee Group..........................   525,000

--------
(1) Dr. Krein, one of four most highly compensated executive officers (other than the Chief Executive Officer) of LCA during fiscal 1997, resigned from the Company on November 4, 1997 and did not receive any awards under the Long-Term Incentive Plan.
(2) The options below have been adjusted to reflect the Stock Split.

  THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE FOR THE ADOPTION OF
                         THE LONG-TERM INCENTIVE PLAN

     PROPOSAL 4--APPROVAL OF THE PARAGON HEALTH NETWORK, INC.
                     EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

  The Board of Directors of the Company has authorized the issuance of up to 4,000,000 shares of Common Stock under the Paragon Health Network, Inc. Employee Stock Purchase Plan. The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

ELIGIBILITY

  The purpose of the Employee Stock Purchase Plan is to encourage the employees of the Company to acquire a proprietary interest, or increase their existing proprietary interest, in the Company. Generally, all U.S. based employees of the Company are eligible to participate in the Employee Stock Purchase Plan, except for certain employees who are customarily employed by the Company for 20 hours per week or less or for five months or less or who are deemed to own more than 5% of the Common Stock.

MANNER OF STOCK PURCHASES

  Eligible employees who elect to participate in the Employee Stock Purchase Plan have payroll deductions made during each six-month purchase period. The amount of payroll deductions may not exceed 15% of the employee's base compensation or be less than one percent of the employee's base compensation for any payroll period. At the end of each six-month purchase period, the accumulated payroll deductions are used to purchase stock at a price that is equal to 85% of the fair market value of the Common Stock on the last business day of the purchase period. The closing price of the Common Stock on the New York Stock Exchange on December 31, 1997 was $19.5625 per share.

  Under the terms of the Employee Stock Purchase Plan, no employee may be granted an option that permits that employee to purchase stock under the Employee Stock Purchase Plan and any other Section 423 plans of the Company or an affiliate at a rate that exceeds $25,000 of the fair market value of stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE STOCK PURCHASE PLAN

  If a participant does not sell or otherwise dispose of shares of Common Stock purchased under the Employee Stock Purchase Plan until at least two years after the day on which such shares were purchased, the participant will not realize taxable income upon the granting of the option to purchase shares or upon the actual purchase of the shares. Upon the disposition after this two-year period, or upon the participant's death at any time (even within the two-year period) while owning the shares, the gain or loss on the shares will be treated as capital gain or loss, provided that the participant will realize ordinary income equal to the less of (i) 15% of the fair market value of the shares on the date the shares were purchased, or (ii) the excess of the fair market value of the shares at the time the shares were sold (or at the time of the participant's death) over the purchase price of the shares. The Company will not be entitled to a deduction for federal income tax purposes with respect to the purchase of the shares or the subsequent disposition of the shares.

  If a participant sells or otherwise disposes of shares prior to the expiration of the two-year period described above, the participant will realize ordinary income in the year of the sale in an amount equal to the excess of the fair market value of the shares at the time the shares were purchased over the purchase price. This amount generally will be deductible by the Company in the year in which the disposition occurs. The excess, if any, of the amount realized by the participant upon the sale of the shares over the fair market value of the shares on the date of purchase will be treated as a capital gain. If the amount realized is less than the fair market value of the shares on the date of purchase, the difference will be treated as a capital loss.

  It is not possible to determine the number of shares or the value that may be purchased by any person under the Employee Stock Purchase Plan because the decision to participate in the plan is solely the employee's, and the prices at which Common Stock will be purchased will be determined in the future.

          THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE FOR
               THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

                                OTHER BUSINESS

  As of the date of this Proxy Statement, management knows of no other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the Annual Meeting, it is the intention of the proxy holders named in the accompanying proxy to take such action as shall be in accordance with their judgment on such matters. The quorum requirement for convening the Annual meeting is the holders of a majority of the Common Stock issued and outstanding being present in person or represented by proxy at the Annual Meeting.

                              SOLICITATION COSTS

  The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS
                          FOR THE 1999 ANNUAL MEETING

  A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company's Proxy Statement for the 1999 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than September 23, 1998. The Company requests that all such proposals be addressed to Susan Thomas Whittle, Senior Vice President, General Counsel and Secretary, Paragon Health Network, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346, and mailed by certified mail, return receipt requested. In addition, the Company's Bylaws require that notice of any stockholder proposals and related information be received by the Secretary of the Company not less than 30 nor more than 60 days before the annual meeting of stockholders.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Ernst & Young LLP audited the financial statements of the Company for the years ended September 30, 1997 and 1996. The accountant's reports on the financial statements for the two fiscal years ended September 30, 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the two most recently ended fiscal years, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their report.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under the federal securities laws, the Company's directors and executive officers, and any persons holding more than 10% of the Common Stock outstanding, are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the Company's most recent fiscal year. To the Company's knowledge, all of these filing requirements were satisfied. In making these disclosures, the Company has relied solely on its review of copies of the reports that have been submitted to the Company with respect to its most recent fiscal year.

                            REPORTS TO STOCKHOLDERS

  The Company has mailed this Proxy Statement and a copy of its Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") to each stockholder entitled to vote at the Annual Meeting. Included in the Form 10-K are the Company's financial statements for the fiscal year ended September 30, 1997. The Form 10-K is not a part of the proxy solicitation material.

  Supplemental copies of the Company's Annual Report on Form 10-K, as well as copies of the Long-Term Incentive Plan, Annual Incentive Plan and Employee Stock Purchase Plan, may be obtained by stockholders without charge by sending a written request to Susan Thomas Whittle, Senior Vice President, General Counsel and Secretary, Paragon Health Network, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346.

                                        By Order of the Board of Directors,

                                        /s/ Susan Thomas Whittle
                                        --------------------------------------
                                        Susan Thomas Whittle
                                        Secretary

Atlanta, Georgia
January 21, 1998

                                                                         ANNEX I

                         PARAGON HEALTH NETWORK, INC.
                          INCENTIVE COMPENSATION PLAN


                               I.  INTRODUCTION

     1.1. Purpose. The purpose of this Plan is to recruit and retain highly qualified executives and other employees, to provide incentives to such individuals to attain the goals of Paragon Health Network, Inc. (the "Company") and its Affiliates (as defined below) and to provide the employees of the Company with incentive compensation based on the performance of the Company in order to enhance shareholder value. The Plan is designed to ensure that the bonuses paid hereunder to eligible participants, are deductible under Section 162(m) of the Internal Revenue Code of 1986, s amended, and the regulations and interpretations promulgated thereunder.

     1.2. Description. This Plan is the means by which the Committee shall determine incentive bonuses and effect and implement awards for participating employees hereunder.


                               II.  DEFINITIONS

     As used in this Plan, the following terms shall have the following meanings:

     "Affiliate" means (a) an entity that directly or through one or more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

     "Annual Incentive Bonus" means the bonus payable with respect to a fiscal year of the Company determined in accordance with Article 5 hereof.

     "Base Compensation" means the base rate of salary payable to a Participant as most recently reflected on the books and records of the Company, exclusive of bonus, commission, fringe benefits, employee benefits, expense allowances and other nonrecurring forms of remuneration.

     "Board" means the Board of Directors of the Company.

     "Cause" means (i) the failure or refusal by the Participant to perform his or her normal duties (other than any such failure resulting from the Participant's incapacity due to physical or mental illness), which has not ceased within ten (10) days after a written demand for substantial performance is delivered to the participant by the Company, which demand identifies the manner in which the Company believes that the Participant has not performed such duties, (ii) the engaging by the Participant in willful misconduct or an act of moral turpitude which is materially injurious to the Company, monetarily or otherwise or (iii) the conviction of the Participant of, or the entering of a plea of nolo contendere by, the Participant with respect to, a felony.

     "Change in Control" means:

          (1) any "Person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act)) as modified and used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company or any of its subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company's common stock or (5) Apollo Management, L.P., any of its affiliates and any investments funds managed by it or any of its affiliates (collectively, "Apollo")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

          (2) during any period of not more than two consecutive years, not including any period prior to the effective date of this Plan, individuals who at the beginning of such period constituted the Board, and any new director (other than a director designated by a person (other than Apollo) who has entered into an agreement with the Company to effect a transaction described in clause (1), (3), or (4) of this definition) whose election by the Board or nomination for election by the Company's stockholders was (A) made pursuant to the Stockholders Agreement dated as of November 4, 1997, or (B) approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than both (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no person acquires 50% or more of the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) other than such a sale or disposition to Apollo.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee of the Board of Directors of the Company, which shall consist of two or more members of the Board of Directors of the Company, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code.

     "Participant" means an employee of the Company or any Affiliate meeting the requirements of Article 2 hereof, who is selected to participate in the Plan by the Committee.

     "Performance Measures" means the criteria and objectives, established by the Committee. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting, but only to the extent such adjustment would not cause any portion of the award, upon payment, to be nondeductible pursuant to Section 162(m) of the Code. Such criteria and objectives may include one or more of the following: the attainment by a share of Company common stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, EBITDA, EBITDAR, operating income, net income, return on assets, economic value added, cash flows market share, census, payor mix, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the applicable period (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Before any award is paid to any holder or an award subject to Performance Measures under this Plan, the Committee shall certify in writing that the applicable Performance Measures were in fact satisfied.

     "Performance Period" means a period specified by the Committee during which specified Performance Measures must be attained in order for incentive compensation to be payable for that period. A Performance Period may be expressed in three or more fiscal years of the Company.

     "Performance Period Bonus" means the bonus payable to a participant with respect to a Performance Period as determined pursuant to Article 6.

     "Plan" means the Paragon Health Network, Inc. Incentive Compensation Plan, as in effect and as amended from time to time.


                              III. ADMINISTRATION

     The administration and operation of the Plan shall be supervised by the Committee with respect to all matters. The Committee may delegate responsibility for the day-to-day administration and operation of the Plan to such employees of the Company as it shall designate from time-to-time. The Committee shall interpret and construe any and all provisions of the Plan and any determination made by the Committee under the Plan shall be final and conclusive. Neither the Board of Directors nor the Committee, nor any member of the Board of Directors, nor any employee of the Company shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan (other than acts of willful misconduct) and the members of the Board of Directors and the Committee and the employees of the Company shall be entitled to indemnification and reimbursement by the Company to the maximum extent permitted at law in respect of any claim, loss, damage or expense (including counsel's fees) arising from their acts, omissions and conduct in their official capacity with respect to the Plan. The Plan shall be interpreted in view of the intention that any grant of compensation pursuant to the Plan is intended to qualify as performance-based compensation with the meaning of Code Section 162(m) and the regulations and interpretations promulgated thereunder.

                               IV. PARTICIPATION

     Each employee of the Company holding a position of Chief Executive Officer, Senior Vice President, Executive Vice President, Vice President, or any other employee of the Company or its Affiliates who the Committee selects for participation in the Plan, shall be eligible to receive awards under the Plan.

                          V. ANNUAL INCENTIVE PROGRAM

     5.1. Establishment of Performance Goals. Within the first ninety (90) days of each fiscal year of the Company, the Committee shall establish the Performance Measures for the payment of Annual Incentive Bonuses under the Plan.

     5.2. Annual Incentive Bonus. Within the first ninety (90) days of each fiscal year, the Committee may establish percentages of each eligible Participant's Base Compensation to be paid as an Annual Incentive Bonus under this Article 5 upon the attainment of the Performance Measures. After establishing the percentages of Base Compensation to be paid as an Annual Incentive Bonus under this Article 5 for a fiscal year, the Committee may reduce, but not increase, the Annual Incentive Bonus payable to a Participant based upon the Committee's determination of the individual performance of such Participant for such fiscal year. In no event shall the amount of the Annual Incentive Bonus payable to any Participant attributable to a fiscal year exceed $2,000,000.

     5.3. Determination of Achievement of Performance Measures. The Committee shall certify the level of achievement of the Performance Measures as soon as practical after the end of the fiscal year for which the determination is being made.

     5.4.  Payment of Annual Incentive Bonus.

     (a) As soon as practical after the expiration of each fiscal year of the Company, Participants who remained employed until the last day of the fiscal year, shall be entitled to receive the Annual Incentive Bonus determined in accordance with this Article 5 except to the extent a Participant elects to defer the receipt of a portion of his or her Annual Incentive Bonus in accordance with the procedures adopted by the Committee pursuant to Subsection 5.4(b). A Participant who during the year died, became disabled or terminated without Cause shall be entitled to a prorated Annual Incentive Bonus based on the number of months and partial months elapsed during such fiscal year. Payment of Annual Incentive Bonuses shall be made in cash or in shares of Restricted Stock issued pursuant to the Company's 1997 Long-Term Incentive Plan as set forth in Subsection (d) of this Section, or a combination thereof, as determined by the Committee.

     Notwithstanding any provision in this Plan, in the event of a Change in Control, all Performance Measures relating to any Annual Incentive Bonus will be deemed satisfied and any such award shall be paid out as soon as practicable after such Change in Control.

     (b) The Committee may, in its discretion, institute a program allowing Participants to defer the receipt of all or a portion of their Annual Incentive Bonus otherwise payable under Subsection (a) of this Section. Any such deferred Annual Incentive Bonus shall be credited with interest until paid. Such interest shall accrue at the prime rate as reported in the Wall Street Journal as of the date any election to defer a portion of the Annual Incentive Bonus is made.

     (c) In lieu of the payment otherwise payable under this Section 5.4, the Committee may authorize the payment of all or a portion of the Annual Incentive Bonus in the form of Restricted Stock under the 1997 Long-Term Incentive Plan based upon a price for the shares of Restricted Stock equal to 75% of Fair Market Value (as defined in the 1997 Long-Term Incentive Plan). Any such shares of Restricted Stock will be subject to such terms and conditions as the Committee may from time to time determine.

     (d) The Committee may condition the payment of any or all payments of a Participant's Annual Incentive Bonus based on the Participant's providing of future services to the Company or its Affiliates.

     5.5. Participants Rights Unsecured. The right of any Participant to receive Annual Incentive Bonus under the Plan shall constitute an unsecured claim against the general assets of the Company.

     5.6 Withholding Taxes. The Company shall have the right to deduct from each bonus payment any federal, state and local taxes required by such laws to be withheld with respect to the payment.


                         VI. PERFORMANCE PERIOD BONUS

     6.1. Establishment of Performance Goals. Within the first ninety (90) days of each Performance Period, the Committee shall establish the Performance Measures and the Performance Period for the payment of Performance Period Bonuses under the Plan.

     6.2. Performance Period Bonus. Within the first ninety (90) days of each Performance Period, the Committee may establish percentages of each eligible Participant's Base Compensation to be paid as a Performance Period Bonus under this Article 6 upon the attainment of the Performance Measures during the Performance Period. After establishing the percentages of Base Compensation to be paid as a Performance Period Bonus under this Article 6 for a Performance Period, the Committee may reduce, but not increase, the Performance Period Bonus payable to a Participant based upon the Committee's determination of the individual performance of such Participant for such Performance Period. In no event shall the amount of the Performance Period Bonus payable to any Participant attributable to a Performance Period exceed $10,000,000.

     6.3. Determination of Achievement of Performance Measures. The Committee shall certify the level of achievement of the Performance Measures as soon as practical after the end of the Performance Period for which the determination is being made.

     6.4. Payment of Performance Period Bonus.

     (a) As soon as practical after the expiration of each Performance Period, Participants who remained employed until the last day of the Performance Period, shall be entitled to receive the Performance Period Bonus determined in accordance with this Article 6 except to the extent a Participant elects to defer the receipt of a portion of his or her Performance Period Bonus in accordance with the procedures adopted by the Committee pursuant to Subsection 6.4(b). A participant who during the Performance Period died, became disabled or terminated without Cause shall be entitled to a prorated Performance Period Bonus based on the number of months and partial months elapsed during such Performance Period. Payment of Performance Period Bonuses shall be made in cash or in shares of Restricted Stock issued pursuant to the Company's 1997 Long-Term Incentive Plan as set forth in Subsection (d) hereof, or a combination thereof, as determined by the Committee

     (b) Notwithstanding any provision in this Plan, in the event of a Change in Control, all Performance Measures relating to any Performance Period Bonus will be deemed satisfied and any such award shall be paid out as soon as practicable after the date of such Change in Control.

     (c) The Committee may, in its discretion, institute a program allowing Participants to defer the receipt of all or a portion of their Performance Period Bonus otherwise payable under Subsection (a) of this Section. Any such deferred Performance Period Bonus shall be credited with interest until paid. Such interest shall accrue at the prime rate as reported in the Wall Street Journal as of the date any election to defer a portion of the Performance Period Bonus is made.

     (d) In lieu of the payment otherwise payable under this Section 6.4, the Committee may authorize the payment of all or a portion of the Performance Period Bonus with Restricted Stock under the 1997 Long-Term Incentive Plan based upon a price for the shares of Restricted Stock equal to 75% of Fair Market Value (as defined in the 1997 Long-Term Incentive Plan). Any such shares of Restricted Stock will be subject to such terms and conditions as the Committee may from time to time determine.

     (e) The Committee may condition the payment of any or all payments of a Participant's Performance Period Bonus based on the Participant's providing of future services to the Company or its Affiliates.

     6.5. Participants Rights Unsecured. The right of any Participant to receive Performance Period Bonuses under the Plan shall constitute an unsecured claim against the general assets of the Company.

     6.6 Withholding Taxes. The Company shall have the right to deduct from each bonus payment any federal, state and local taxes required by such laws to be withheld with respect to the payment.


                            VII. GENERAL PROVISIONS

     7.1. Amendment and Termination. The Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant with respect to any outstanding award without his consent. All determinations concerning the interpretation and application of this Section 7.1 shall be made by the Committee.

     7.2. Designation of Beneficiary. Each Participant who defers receipt of all or a portion of any Annual Bonus under the Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments to be made following the Participant's death. Such designation may be changed or cancelled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made on a form provided for that purpose by the plan administrator and shall not be effective until received by the plan administrator. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no such spouse shall survive the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be made in equal shares, unless the Participant has designated otherwise.

     7.3 Excess Parachute Payments. Notwithstanding any other provision of this Plan, in the event that any payment or benefit received or to be received by a Participant in connection with a Change in Control would not be deductible (in whole or part) by the Company, as a result of Section 280G of the Code, then to the extent necessary to make such portion of any payments deductible by the Company when taking into account such other payments made to a Participant in connection with such Change in Control, the Committee shall reduce the amount of any Performance Period Bonuses or Annual Incentive Bonuses payable to such Participant under the Plan.

     7.4. Miscellaneous.

          (a) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its subsidiaries or Affiliates.

     (b) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any awards made under the Plan. No employee, Participant or other person shall have any claim against the Company or any of its subsidiaries or Affiliates as a result of any such action.

     (c) Nonalienation of Benefits. Except as expressly provided herein, no Participant or his beneficiaries shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and his beneficiaries, heirs, executors, administrators or successors in interest.

     (d) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

     (e) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

     (f) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

                                                                        ANNEX II


                          PARAGON HEALTH NETWORK, INC.
                         1997 LONG-TERM INCENTIVE PLAN


                                I. INTRODUCTION

     1.1 Purposes. The purposes of the Paragon Health Network, Inc. 1997 Long-Term Incentive Plan (the "Plan") are (i) to align the interests of the stockholders of Living Centers of America, Inc. (the "Company") and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, directors (including Non-Employee Directors), and consultants and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

     1.2  Certain Definitions.

     "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "Board" shall mean the Board of Directors of the Company.

     "Bonus Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

     "Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

     "Change in Control" shall have the meaning set forth in Section 6.8(b).

     "Cause" shall mean (i) the failure or refusal by the participant to perform his or her normal job duties (other than any such failure resulting from the participant's incapacity due to physical or mental illness), which has not ceased within ten (10) days after a written demand for substantial performance is delivered to the participant by the Chief Executive Officer of the Company or by the Board, which demand identifies the manner in which the Company believes that the participant has not performed such duties, (ii) the engaging by the participant in willful misconduct or an act of moral turpitude which is materially injurious to the Company, monetarily or otherwise or (iii) the conviction of the participant of, or the entering of a plea of nolo contendre by, the participant with respect to, a felony.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

     "Common Stock" shall mean the common stock, $.01 par value, of the Company.

     "Disability" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transaction[s] for such date, on the next preceding date for which transactions were reported; provided, however, that Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "Free-Standing SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "Mature Shares" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder has either (i) held for at least six months or (ii) purchased on the open market.

     "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

     "Non-Statutory Stock Option" shall mean an option to purchase shares of Common Stock that is not an Incentive Stock Option.

     "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting, but only to the extent such adjustment would not cause any portion of the award, upon payment, or the option, upon exercise, to be nondeductible pursuant to section 162(m) of the Code. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, EBITDA, EBITDAR, operating income; net income; return on assets; economic value added; cash flows market share, census, payor mix cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Before any cash or shares of Common Stock are paid to any holder of an award subject to Performance Measures under this Plan, the Committee shall certify in writing that the applicable Performance Measures were in fact satisfied.

     "Performance Period" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

     "Performance Share Award" shall mean an award of Performance Shares under this Plan.

     "Permanent and Total Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and shall include Directors Restricted Stock.

     "Restriction Period" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

     "Stock Award" shall mean an award of Restricted Stock or a Bonus Stock.

     "Subsidiary" shall have the meaning set forth in Section 1.4.

     "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     1.3 Administration. This Plan shall be administered by the Committee. The Committee shall have the authority to determine eligibility for awards hereunder and to determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse, and
(iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the maximum or any other level.

     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4 Eligibility. Participants in this Plan shall consist of such directors (including Non-Employee Directors), officers, other employees or persons expected to become employees, and consultants of the Company or its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with
Section V.

     1.5 Shares Available. Subject to adjustment as provided in Section 6.7, 2,000,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Directors Options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

     To the extent necessary to qualify an award hereunder as "qualified performance-based compensation" under Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs, Stock Awards or Performance Share Awards or a combination thereof may be granted during any calendar year to any person shall be 1,000,000, subject to adjustment as provided in Section 6.7. Grants of options, SARs, Stock Awards or Performance Share Awards under this Plan that are canceled shall count toward the maximum stated in the preceding sentence.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 Stock Options. The Committee may, in its discretion, grant Incentive Stock Options or Non-Statutory Stock Options. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan was adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount ($100,000 as of the date hereof) established by the Code, such options shall constitute Non-Statutory Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

     (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in full at the time of grant or be subject to a vesting schedule determined by the Committee. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value, determined as of the date of exercise, equal to the purchase price (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request.

The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) in subsection (i) hereof. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

     2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

     (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in full at the time of grant or be subject to a vesting schedule determined by the Committee. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

     (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

     2.3 Termination of Employment or Service. (a) Non-Statutory Stock Options and SARs. All of the terms relating to the exercise, cancellation or other disposition of a Non-Statutory Stock Option or SAR upon a termination of employment with or service to the Company of the holder of such Non-Statutory Stock Option or SAR, as the case may be, whether by reason of Disability, retirement, death, Cause or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such Non-Statutory Stock Option or SAR, as the case may be, and shall be specified in the Agreement relating to such Non-Statutory Stock Option or SAR.

     (a) Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability or death, each Incentive Stock Option held by such optionee shall be exercisable only to the extent that such option was exercisable on the effective date of such optionee's termination of employment by reason of Permanent and Total Disability and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until the date which is one year after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability.

     If the employment of a holder of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. Unless otherwise specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death, or Cause, each Incentive Stock Option held by such optionee shall be excisable only to the extent such option was exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the date which is three months after the effective date of such optionee's termination of employment.

     If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Subsection (b) following termination of employment by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option was exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until the date which is one (1) year after the date of death.

                              III.  STOCK AWARDS

     3.1 Stock Awards. The Agreement relating to a Stock Award shall specify whether the Stock Award is an award of Restricted Stock or Bonus Stock.

     3.2 Terms of Stock Awards. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

     (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

     Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

     (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

     (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     3.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any cancellation or forfeiture of such Restricted Stock Award upon a termination of employment with or service to the Company of the holder of such Restricted Stock Award, whether by reason of Disability, retirement, death, Cause or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award.

                         IV.  PERFORMANCE SHARE AWARDS

     4.1 Performance Share Awards. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

     (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are to be satisfied or met during the specified Performance Period, and for the forfeiture of such award if specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 6.10.

     4.3 Termination of Employment. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment with the Company of the holder of such Performance Share Award, whether by reason of Disability, retirement, death or other termination, shall be determined by the Committee in its sole discretion and set forth in the Agreement relating to such Performance Share Award.

               V.  PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     5.1 Eligibility. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V. All options granted under this Article V shall constitute Non-Statutory Stock Options.

     5.2 Grants of Stock Options. Each Non-Employee Director shall be granted Non-Statutory Stock Options as follows:

     (a) Time of Grant. As of the date on which a Non-Employee Director is first elected to or begins to serve as a Non-Employee Director, the Non-Employee Director shall receive an option to purchase 5,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option. Thereafter, at each subsequent annual meeting of the stockholders of the Company beginning with the 1999 annual meeting, each Non-Employee Director stockholders (other than those who are first elected or begin to serve at or within six (6) months of such annual meeting), shall receive an option to purchase 2,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

     (b) Option Period and Exercisability. Except as otherwise provided herein, each option granted under this Article V shall not be fully exercisable during the first year following its date of grant. Thereafter, such option may be exercised: (i) on or after the first anniversary of its date of grant, for up to one-quarter of the shares of Common Stock subject to such option on its date of grant, (ii) on or after the second anniversary of its date of grant, for up to an additional one-quarter (one-half on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant, (iii) on or after the third anniversary of its date of grant, for up to an additional one-quarter (three-fourths on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant and (iv) on or after the forth anniversary of its date of grant, for up to the remaining one-quarter (all shares on a cumulative basis ) of the shares of Common Stock subject to such option on its date of grant. Each option granted under this Article V shall expire ten (10) years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article V shall be exercisable in accordance with
Section 2.1(c).

     5.3 Termination of Directorship. If a Non-Employee Director ceases to be a director, the options granted to such Non-Employee Director under this Article V that have become exercisable pursuant to Section 5.2(b), to the extent not theretofore exercised, shall terminate on the date which is three (3) months after the first date on which the Non-Employee Director is no longer a member of the Board or the Board of Directors of a Subsidiary, but in no event after the date the option would otherwise expire; provided, however, that if a Non-Employee Director shall cease to serve as such a director by reason of Disability or death, each option held by such Non-Employee Director shall be fully exercisable and may be exercised for a period of one (1) year after the date on which the Non-Employee Director ceased serving as such a director. If the Non-Employee Director shall die within such period following the date on which the Non-Employee Director ceased serving as such a director, such option, to the extent not theretofore exercised, may be exercised at any time within the one (1) year period following the date of death, but, in either case, not later than the date the option would otherwise expire. Notwithstanding the foregoing if a Non-Employee Director is reelected to the Board or again begins to serve prior to the expiration of an option held by the Non-Employee Director, the option shall be reinstated and exercisable in accordance with its original terms as if the Non-Employee Director had not ceased to be a member of the Board.

                                 VI.  GENERAL

     6.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1998 annual meeting of stockholders, shall become effective as of the date of approval by the Board. This Plan shall terminate when shares of Common Stock are no longer available for the grant of awards, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

     In the event that this Plan is not approved by the stockholders of the Company at the 1998 annual meeting of stockholders, this Plan and any awards granted hereunder shall be null and void.

     6.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may adversely affect any material rights of a holder of an outstanding award without the consent of such holder.

     6.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4 Non-Transferability of Awards. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

     6.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or
(ii) the holder may satisfy any such obligation by any of the following means:
(A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses
(B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     6.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of shares which may be granted in any calendar year to any person, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

     6.8  Change in Control.

     (a) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control,

          (i) all outstanding Incentive Stock Options, Non-Statutory Stock Options and SARs shall vest and become immediately exercisable, all restrictions on Restricted Stock shall be waived and such shares shall become fully vested and all Performance Measures relating to Performance Share Awards shall be deemed satisfied, and

          (ii) in a Change in Control involving the merger, consolidation or share exchange involving the Company, the sale of substantially all the Company's assets or any other similar transaction or any other Change in Control in which, immediately after such Change in Control, the securities underlying grants under the Plan will no longer be publicly-traded, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in (i)the amount set forth in the immediately following sentence, unless the acquirer or surviving company in the Change in Control agrees to assume each outstanding award or substitute replacement awards with substantially identical terms. The amount of payment upon a surrender of an award shall be equal to (A) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (I) the highest per share price received by stockholders of the Company in the transaction whereby the Change in Control takes place or (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the purchase price per share of Common Stock subject to the option, (B) in the case of a Free-Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of (I) the highest per share price received by stockholders of the Company in the transaction whereby the Change in Control takes place or
     (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the base price of the SAR, (C) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by (I) the highest per share price received by stockholders of the Company in the transaction whereby the Change in Control takes place or
     (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock. Each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to
     Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with
     Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" shall mean:

          (1) any "Person" (as defined in Section 3(a)(9) of the Exchange Act) as modified and used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company or any of its subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company's common stock or (5) Apollo Management, L.P., any of its affiliates and any investments funds managed by it or any of its affiliates (collectively, "Apollo")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

          (2) during any period of not more than two consecutive years, not including any period prior to the effective date of this Plan, individuals who at the beginning of such period constituted the Board, and any new director (other than a director designated by a person (other than Apollo) who has entered into an agreement with the Company to effect a transaction described in clause (1), (3), or (4) of this Section 6.8(b)) whose election by the Board or nomination for election by the Company's stockholders was
     (A) made pursuant to the Stockholders Agreement dated as of November 4, 1997 or (B) approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than both (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no person acquires 50% or more of the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) other than such a sale or disposition to Apollo.

     (c)(1) With respect to any optionee who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in subsections
(a) and (b) of Section 2.3 and Section 5.3 or as set forth pursuant to any Agreement to which such optionee is a party and (ii) notwithstanding the expiration date of the term of such option, in the event the Company is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the expiration date of the term of the option or, in the event of such optionee's termination of employment or service, the date determined pursuant to the then applicable paragraph of Section 2.3 or 5.3, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests; and

     (2) With respect to any holder of an SAR (other than an SAR which may be settled only for cash) who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in subsection (a) of Section 2.3, or as set forth pursuant to any Agreement to which such holder is a party and
(ii) notwithstanding the expiration date of the term of such SAR (or related option in the case of a Tandem SAR), in the event the Company is involved in a Pooling Transaction or pursuant to which such holder receives a substitute SAR relating to any entity, including an entity directly or indirectly acquiring the Company, then each such SAR (or SAR in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such SAR until and including the latest of (x) the expiration date of the term of such SAR (or related option in the case of a Tandem SAR), as the case may be,
(y) the date which is six months and
one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     6.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     6.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.11 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

                                                                       ANNEX III

                          PARAGON HEALTH NETWORK, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

     1.  Purpose

     1. The purpose of the Paragon Health Network, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Paragon Health Network, Inc., a Delaware corporation (the "Company"), and its subsidiary companies with an opportunity to acquire an interest in the Company and share in the success of the Company through the purchase of Common Stock of the Company ("Common Stock"), and to encourage such employees to remain in the employ of the Company. The Company intends the Plan to qualify as an employee stock purchase plan under
Section 423 of the Internal Revenue Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423. This Plan shall be effective as of April 1, 1998.

     2.  Definitions

         (a)  "Board of Directors" means the board of directors of the Company.

         (b)  "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Compensation" means salary and wages paid to an Eligible Employee by the Company or a Subsidiary, including commissions and bonuses, but excluding income attributable to the exercise of stock options, and awards and other forms of remuneration.

         (d) "Contribution Account" means the bookkeeping account established on behalf of a Participant to which shall be credited the amount of the Participant's payroll deductions and from which shall be debited all funds used to purchase Common Stock for the Participant under the Plan.

         (e) "Eligible Employee" means any Employee of the Company or a Subsidiary excluding:

              (1) any Employee who customarily is employed for twenty (20) hours per week or less;

              (2) any Employee who would own (immediately after the grant of an option under the Plan and applying the rules of Code Section 424(d) in determining stock ownership) shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Parent or Subsidiary; and

              (3) any Employee who is customarily employed for not more than five (5) months in any calendar year.

         (f) "Employee" means any person who is employed by the Company or a Subsidiary for purposes of the Federal Insurance Contributions Act.

         (g) "Entry Date" means April 1st and October 1st of each calendar year.

         (h) "Parent" means a corporation, if any, having the relationship to the Company described in Section 424(e) of the Code.

         (i) "Participant" means an Employee who participates in the Plan pursuant to Paragraph 3.

         (j) "Purchase Period" means each six-month period ending March 31 and September 30.

     (k) "Subsidiary" means any corporation having a relations to the Company described in Section 424(f) of the Code and which the Board of Directors, or its designee, has designated as eligible to participate in the Plan.

3.  Eligibility and Participation

     (a) Any person who is an Eligible Employee on an Entry Date shall be eligible to become a Participant in the Plan beginning on that Entry Date and shall become a Participant as of that Entry Date by completing an enrollment form provided by the Company, in the form and containing such terms and conditions as the Company from time to time may determine (the "Authorization Form"), and filing it with the Company by the date required by the Company.

     (b) Any person who first becomes an Eligible Employee shall be eligible to become a Participant in the Plan as of the first day of the Purchase Period beginning after the date on which that person became an Eligible Employee and shall become a Participant as of such date by completing an Authorization Form and filing it with the Company by the date required by the Company;

     (c) A person shall cease to be a Participant upon the earliest to occur of:

          (1) the date the Participant ceases to be an Eligible Employee, for any reason;

          (2) the first day after the Purchase Period following a cessation of payroll deductions for the Participant under the Plan pursuant to Paragraph 4; or

          (3) the date of a withdrawal from the Plan by the Participant under Paragraph 5.

4.   Payroll Deductions.

     A Participant may contribute to the Plan through payroll deductions as follows:

     (a) A Participant shall on his Authorization Form elect to have payroll deductions made from his Compensation at a rate which, expressed as a whole percentage, shall be at least one percent (1%) and not exceed fifteen percent (15%) of his Compensation.

     (b) Payroll deductions for a Participant shall be made during the period for which the Authorization Form is effective and shall continue until the effective date of an Employee's authorization to change the rate of his payroll deductions or stop payroll deductions.

     (c) A Participant may change the rate of his payroll deductions effective on the first day of any Purchase Period, provided the Employee files with the Company his Authorization Form by the date required by the Company.

     (d) A Participant may elect to discontinue payroll deductions any time after the first day of the payroll period coinciding with or immediately following the Company's processing the Participant's Authorization Form. If upon cessation of payroll deductions a Participant has cash credited to his Contribution Account which he has not elected to withdraw pursuant to Paragraph 5, he shall remain a Participant in the Plan until the end of the then current Purchase Period.

     (e) All payroll deductions made for a Participant shall be credited to his Contribution Account under the Plan and will be used for the purchase of Common Stock pursuant to Section 6 hereof. All payroll deductions made for a Participant under the Plan shall be commingled with the general assets of the Company and no separate fund shall be established for each such Participant. Participants' Contribution Accounts are solely for bookkeeping purposes and the Company shall not be obligated to pay Participants interest on Contribution Account balances.

     (f) A Participant may not make any separate cash payments or other contributions to his Contribution Account in a manner other than through payroll deductions as set forth in this Paragraph 4.

     5.   Withdrawals and Distributions upon Termination of Participation.

          (a) A Participant may elect to cease participating in the Plan and to withdraw the balance of the cash credited to his Contribution Account under the Plan by giving written notice to the Company prior to the date specified by the Company before the end of the current Purchase Period. A Participant who receives a withdrawal of the cash balance of his Contribution Account under the Plan shall not be entitled to participate in the Plan until the next Entry Date.

          (b) The Company shall pay the cash balance of a Participant's Contribution Account to the Participant as soon as administratively feasible following (i) the date of processing of the withdrawal request or
     (ii) the date a person ceases to be a Participant pursuant to Paragraph 3(c), as applicable (clauses (i) and (ii) collectively, a "Termination Event").

          (c) Upon the occurrence of a Termination Event, the Participant's outstanding options under Section 6 of the Plan to purchase shares of Common Stock, shall immediately terminate.

          (d) Upon the occurrence of a Termination Event, no further payroll deductions will be made from the Participant's Compensation.

     6.   Grant of Option and Option Exercise Price.

          (a) As of the beginning of each Purchase Period, a Participant is granted an option to purchase that whole number of shares of Common Stock as does not exceed in value the result of dividing 15% of the Participant's Compensation for that Purchase Period by eighty-five (85%) of the fair market value of the Common Stock on the last business day of the Purchase Period. On the last business day of each Purchase Period, each Participant will be deemed to have exercised his option to the extent of the funds then held in the Participant's Contribution Account and such funds will be applied to the purchase of whole shares of Common Stock; provided, however, the number of shares purchased for a Participant shall not be less than 1 share. The price of each share of Common Stock to be purchased with a Participant's Contribution Account during a Purchase Period shall be eighty-five (85%) of the fair market value of one share of Common Stock on the last day of the Purchase Period. Any funds remaining after the application of a Participant's Contribution Account to the purchase of shares of Common Stock shall continue to be credited to the Participant's Contribution Account and available for purchases of shares on the last business day of the next succeeding Purchase Period.

          (b) Notwithstanding the preceding subparagraph or any other provisions of the Plan, no Participant shall be granted an option which permits his rights to purchase shares under all employee stock purchase plans of the Company and its Parent and Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

          (c) For purposes of the preceding subparagraphs, the fair market value of a share of Common Stock shall be determined as of each relevant date as follows:

               (1) if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

               (2) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the NASDAQ Stock Market;

               (3) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by the NASDAQ Stock Market; or

               (4) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service.

          (d) All options granted during an Offering Period shall expire on the last day of that Offering Period.

     7.   Stock Subject to Plan.

          (a) The shares of Common Stock (the "Shares") to be sold to Participants under the Plan may, at the election of the Company, be either treasury shares, shares originally issued for such purpose or shares acquired on the open market. The maximum number of Shares made available for sale under the Plan shall be 4,000,000, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 11. If the total number of Shares elected to be purchased under the Plan exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant shall not have rights as a stockholder with respect to any Shares covered by his option until the last day of the Purchase Period on which the Shares are purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the Shares are purchased, except as otherwise provided in the Plan.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or if so directed by the Participant and if permissible under applicable law, in the names of the Participant and one other person designated by the Participant, as joint tenants with rights of survivorship.

     8.   Administration and Indemnification of Committee.

          (a) The Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (b) The Committee acting in its absolute discretion shall exercise such power and take such action as expressly called for under the Plan, and further, the Committee shall have the power to interpret the Plan to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board of Directors or the Company's stockholders) in the administration and operation of the Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected participant and on each other person directly or indirectly affected by such action. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          (c) In addition to such other rights of indemnification that they may have as directors of the Company or a member of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of the action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend it.

     9. Administrative Fees. The Committee may charge Participants' accounts for reasonable administrative fees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan.

     10. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant. Any attempted assignment, transfer, pledge, or other disposition shall be without effect.

     11. Adjustments Upon Changes in Capitalization. The Committee will adjust the total number of shares and any outstanding options for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or a payment of a stock dividend on the shares of Common Stock, a subdivision or combination of the shares of Common Stock, a reclassification of the shares of Common Stock, a merger or consolidation of the Company or any other like changes in the Common Stock or in their value. No fractional shares will be issued as a result of any of these changes, and any fractional shares that result from a change will be eliminated from the outstanding options. All adjustments made by the Committee under this paragraph shall be final, conclusive and binding on all Participants and, further, shall not constitute an increase in the "aggregate number of shares which may be issued under options" pursuant to Section 7 of the Plan.

     12. General Restriction. Notwithstanding anything contained herein or in any of the Agreements to the contrary, no purported exercise of any option granted pursuant to the Plan shall be effective without the written approval of the Company, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Company, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in its sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. If an option cannot be exercised at the time it would otherwise expire due to the restrictions contained in this Section, the exercise period for that option shall be extended for successive one-year periods until that option can be exercised in accordance with this Section. Each Participant shall, prior to the exercise of an option, deliver to the Company any reasonable request in order for the Company to be able to satisfy itself that the Common Stock to be acquired in accordance with the terms of an applicable exemption from the securities registration requirements or applicable federal state securities laws.

     13.  Amendment or Termination.

          (a)  The Committee may at any time terminate or amend the Plan.

          (b) Prior approval of the stockholders of the Company shall be required with respect to any amendment for which such appraisal is necessary in order to comply with the requirements of Code Section 423 including the sale of more shares of Common Stock than are authorized under Paragraph 7 of the Plan.

          (c) If required by Rule 16b-3 of the Securities Exchange Act of 1934 or any successor thereto promulgated under the Exchange Act, prior approval of the stockholders of the Company shall be required with respect to any amendment which would materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan.

     14. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the written form specified by the Company at the location, or by the person, designated by the Company.

     15. No Contract. The Plan shall not be deemed to constitute a contract between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time, regardless of the effect which such discharge shall have upon him as a Participant.

     16. Headings and Construction. The headings to Paragraphs in the Plan have been included for convenience of reference only. The Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.

     17. Approval of Stockholders. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the adoption of the Plan by the Board of Directors. The Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder void and of no effect.

                         PARAGON HEALTH NETWORK, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 19, 1998

        The undersigned stockholder of Paragon Health Network, Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated January 21, 1998, and the undersigned revokes all other proxies and appoints Keith B. Pitts and Susan Thomas Whittle, and each of them, the attorneys and proxies for the undersigned, each with full power of substitution, to attend and act for the undersigned at the Company's Annual Meeting of Stockholders to be held in Atlanta, Georgia at 10:00 a.m., local time, February 19, 1998 and at any adjournments or postponements thereof in connection therewith to vote and represent all of the shares of the Company's common stock, par value $0.01 per share, which the undersigned would be entitled to vote.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

A  [x]  Please mark your
        votes as in this
        example


     FOR all nominees listed at               WITHHOLD            Nominees:  Keith B. Pitts
    right (with votes cast equally          AUTHORITY to                     Donald C. Beaver
    among nominees, except as           vote for all nominees                Laurence M. Berg
     married to the contrary)              listed at right                   Gene E. Burleson
                                                                             Peter P. Copses
1.  ELECTION OF    [  ]                        [   ]                         Jay M. Galleri
    DIRECTORS                                                                Joel S. Kanter
                                                                             John H. Klasick
                                                                             Baltej S. Maini, M.D.
To withhold authority to vote for any individual nominee,                    William G. Petty, Jr.
strike a line through the nominee's name at right:                           Robert L. Rosen


                                                           FOR               AGAINST           ABSTAIN
2.  To consider approval of the Paragon Health            [   ]               [   ]             [   ]
    Network, Inc. Incentive Compensation
    Plan.

3.  To consider approval of the Paragon Health            [   ]               [   ]             [   ]
    Network, Inc. 1997 Long-Term Incentive
    Plan.

4.  To consider approval of the Paragon Health            [   ]               [   ]             [   ]
    Network, Inc. Employee Stock Purchase
    Plan.

5.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.  Each of the above-named proxies present at said meeting, either in person or by substitute, shall have and exercise all of the powers of said proxies hereunder.


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE UNDERSIGNED. IF NO SPECIFICATIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSALS 1-4.

Please sign, date and return your proxy promptly in the postage prepaid envelope provided.

Signature(s)                                                  Dated:
             ------------------------------------------------       -----------

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign.